                          OPTION AND LICENSE AGREEMENT

     This Option and License Agreement ("Agreement") is made effective as of September 5, 2000 (the "Effective Date") by and between IMMUNOGEN, INC., a Massachusetts corporation with a principal place of business at 128 Sidney Street, Cambridge, Massachusetts 02139 ("IMMUNOGEN"), and ABGENIX, INC., a Delaware corporation with a place of business at 7601 Dumbarton Circle, Fremont, California 94555 ("ABX"). IMMUNOGEN and ABX are each hereafter referred to individually as a "Party" and together as the "Parties".

     WHEREAS, ABX is the owner of or otherwise controls certain patents and technology relating to antibodies; and

     WHEREAS, IMMUNOGEN is the owner of or otherwise controls certain proprietary patents and technology relating to or otherwise useful in the conjugation of certain cytotoxic compounds such as DM1 (as hereinafter defined) to antibodies; and

     WHEREAS, ABX desires to have access to certain IMMUNOGEN Background Technology (as hereinafter defined) in order to use such IMMUNOGEN Background Technology to research, discover and develop one or more conjugates of certain cytotoxic compounds and antibodies owned or controlled by ABX; and

     WHEREAS, in connection therewith, ABX desires to receive, and IMMUNOGEN desires to grant, Options to obtain one or more licenses having the terms set forth herein and in one or more License Agreements to be executed by the Parties.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

                                 1. DEFINITIONS

     Whenever used in the Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified below.

     1.1 "ABX ANTIBODY" shall mean any antibody or fragment thereof directed to a Proposed Licensed Target or a Licensed Target.

     1.2 "AFFILIATE" shall mean any corporation, firm, limited liability company, partnership or other entity which directly or indirectly controls or is controlled by or is under common control with a Party to this Agreement. "Control" means, for purposes of this Section 1.2, ownership, directly or through one or more Affiliates, of more than fifty percent (50%) of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or more than fifty percent (50%) of the equity interests in the case of any other type of



Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.


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


legal entity, status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity.

     1.3 "BLA" shall mean a biologics license application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) filed with the FDA seeking Regulatory Approval to market and sell any Licensed Product in the United States for a particular indication within the Field.

     1.4 "CLINICAL MATERIALS" shall mean (a) supplies of ansamitocin P-3, DM1, and/or any other May Compound as manufactured in accordance with all applicable GMPs and other legal requirements and all applicable Specifications for such May Compound for use in human clinical testing, and (b) supplies of any Licensed Product as manufactured in accordance with all applicable GMPs and other legal requirements and all applicable Specifications for such Licensed Product for use in human clinical testing of any Licensed Product.

     1.5 "COMBINATION PRODUCT" shall mean any Licensed Product that contains, in addition to any conjugate of any ABX Antibody with any May Compound, one or more other ingredients that has biologic activity.

     1.6 "CONTROL" OR "CONTROLLED" shall mean (a) with respect to patents, know-how or other intangible rights, the possession by Party of the ability to grant a license or sublicense of such patent rights, know-how or other intangible rights as provided for herein without violating the terms of any arrangement or agreements between such Party and any Third Party and (b) with respect to any material, the possession by a Party of the ability to use such material as provided herein without violating the terms of any agreement between such Party and any Third Party.

     1.7 [________________] shall mean any and all [________________], whether
[________________________________________________________], and shall include, without limitation, [____________________________________________], in each case
[___________ ________________________________]. [_______________] shall include, without limitation, [_____________].

     1.8 "DM1" shall mean that certain maytansine derivative having the specific chemical name N2'deacetyl - N2'- (3-mercapto-1-oxopropyl) - maytansine.

     1.9 "EXCLUSIVE OPTION" shall have the meaning set forth in Section 2.1.1.

     1.10 "EXCLUSIVE OPTION PERIOD" shall have the meaning set forth in Section 2.1.3.

     1.11 "EXCLUSIVE OPTION REQUEST" shall have the meaning set forth in Sections 2.1.2.




Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

     1.12 "EXCLUSIVE OPTION RESPONSE" shall have the meaning set forth in Sections 2.1.2.

     1.13 "FDA" shall mean the United States Food and Drug Administration and any successor agency or authority thereto.

     1.14 "FIELD" shall mean any human medical use.

     1.15 "FOREIGN REGULATORY AUTHORITIES" shall mean any applicable supranational, national, federal, state or local regulatory agency, department, bureau or other governmental entity of any country or jurisdiction in the Territory (other than the FDA in the United States), having responsibility in such country or jurisdiction for any Regulatory Approvals of any kind in such country or jurisdiction, and any successor agency or authority thereto.

     1.16 "FULLY BURDENED MANUFACTURING COST" shall mean, with respect to any Preclinical Materials or Clinical Materials produced by IMMUNOGEN for ABX under this Agreement, the sum of the following components, as determined by IMMUNOGEN in accordance with generally accepted accounting principles in the United States, consistently applied, and consistent with the application given to other goods produced by IMMUNOGEN: (a) the costs of goods produced, including, without limitation, direct labor, material and product testing costs of such Preclinical Materials or Clinical Materials; (b) any Third Party royalty costs that are actually paid by IMMUNOGEN and are based solely and directly on the manufacture and sale to ABX of such Preclinical Materials or Clinical Materials; (c) all overhead costs incurred by IMMUNOGEN directly and solely attributable to the cost of goods under clause (a) above, including, without limitation, supervisory services, occupancy costs, payroll, information systems, human relations, purchasing, accounts receivable or accounts payable functions, and other general and administrative functions; and (d) any other costs borne by IMMUNOGEN directly and solely for the transport, customs clearance, duty and/or insurance for such Preclinical Materials or Clinical Materials to ABX hereunder.

     1.17 "GMPS" shall mean all good manufacturing practices under Title 21 of the United States Code of Federal Regulations, as amended from time to time.

     1.18 "IMMUNOGEN BACKGROUND TECHNOLOGY" shall mean all inventions, discoveries, patent rights, trade secrets and know-how, including without limitation, laboratory scientific information and procedural techniques, Controlled by IMMUNOGEN during the Term of this Agreement or any License Agreement that are necessary or useful for ABX to research, develop, make, have made, use, have used, sell, offer for sale, have sold, import or have imported Licensed Products (or any component thereof, including any linker) for use in the Field, together with all patent rights covering the foregoing; provided, however, that IMMUNOGEN Background Technology shall expressly exclude any Target Specific Rights. IMMUNOGEN Background Technology covered by issued patents and/or filed patent applications as of the Effective Date is listed on Schedule I attached hereto.



Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

     1.19 "JOINT INVENTION" shall have the meaning set forth in Article 6.

     1.20 "LICENSE AGREEMENT" shall mean a license agreement executed by the Parties upon exercise of any Option pursuant to Section 2.1 or 2.2 in substantially the form set forth in Appendix A or B attached hereto.

     1.21 "LICENSED PRODUCT" shall mean any product containing any conjugate of any ABX Antibody with any May Compound, and shall include, without limitation, any formulation thereof (including, without limitation, any lyophilized, liquid, sustained release or aerosolized formulation). "Licensed Product" shall also include any and all Combination Products (if any).

     1.22 "LICENSED TARGET" shall mean a Proposed Licensed Target selected by ABX and approved by IMMUNOGEN as set forth in Section 2.1.2 or 2.2.2, which is the subject of a License Agreement between the Parties.

     1.23 "MAY COMPOUND" shall mean any and all maytansinoid compounds (including, without limitation, maytansine, ansamitocin P-3 and DM1), whether produced by a botanical source, natural fermentation or chemical synthesis, and shall include, without limitation, all variants, fragments or derivatives of any of the foregoing, in each case owned or otherwise Controlled by IMMUNOGEN. May Compounds shall include, without limitation, DM1.

     1.24 "NDA" shall mean a new drug application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) filed with the FDA seeking Regulatory Approval to market and sell any Licensed Product in the United States for a particular indication within the Field.

     1.25 "NONEXCLUSIVE OPTION" shall have the meaning set forth in Section
2.2.1.

     1.26 "NONEXCLUSIVE OPTION PERIOD" shall have the meaning set forth in
Section 2.2.3.

     1.27 "NONEXCLUSIVE OPTION REQUEST" shall have the meaning set forth in Sections 2.2.2.

     1.28 "NONEXCLUSIVE OPTION RESPONSE" shall have the meaning set forth in Sections 2.2.2.

     1.29 "OPTION" shall mean, an Exclusive Option or a Nonexclusive Option.

     1.30 "OPTION GRANT FEE" shall have the meaning set forth in Section 4.1 hereof.

     1.31 "OPTION PERIOD" shall have the meaning set forth in Sections 2.1.3 and 2.2.3.



Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

     1.32 "PHASE II CLINICAL STUDY" shall mean, as to a particular Licensed Product for a particular indication, a controlled and lawful study in humans of the safety, dose ranging and efficacy of such Licensed Product for such indication, which is prospectively designed to generate sufficient data (if successful) to commence a Phase III Clinical Trial of such Licensed Product for such indication.

     1.33 "PHASE III CLINICAL TRIAL" shall mean, as to a particular Licensed Product for a particular indication, a controlled and lawful study in humans of the safety and efficacy of such Licensed Product for such indication, which is prospectively designed to demonstrate statistically whether such Licensed Product is safe and effective for use in such indication in a manner sufficient to file a BLA or NDA to obtain Regulatory Approval to market and sell that Licensed Product in the United States for the indication under investigation in such study.

     1.34 "PRECLINICAL MATERIALS" shall mean (a) supplies of ansamitocin P-3, DM1 and/or any other May Compound as manufactured in accordance with all applicable legal requirements and all applicable Specifications for such May Compound for use in preclinical testing, and (b) supplies of any Licensed Product as manufactured in accordance with all applicable legal requirements and all applicable Specifications for such Licensed Product for use in preclinical testing of any Licensed Product.

     1.35 "REGULATORY APPROVAL" shall mean any and all approvals (including pricing and reimbursement approvals), product and establishment licenses, registrations or authorizations of any kind of the FDA or its foreign equivalent necessary for the development, pre-clinical and/or human clinical testing, manufacture, quality testing, supply, use, storage, importation, export, transport, marketing and sale of a Licensed Product (or any component thereof) for use in the Field in any country or other jurisdiction in the Territory.

     1.36 "RESEARCH ACTIVITIES" shall mean research conducted by, on behalf of or with ABX using the IMMUNOGEN Background Technology for the purpose of developing information necessary or useful to determine whether to exercise an Option with respect to a Proposed Licensed Target.

     1.37 "RESEARCH DATA" shall mean any data generated by or on behalf of ABX (including by IMMUNOGEN at the request and on behalf of ABX) resulting from its direct and material use of the IMMUNOGEN Background Technology during the Research Term. ABX shall solely own all Research Data and all patent rights and other intellectual property rights therein.

     1.38 "RESEARCH INVENTION" shall mean any discovery, invention, know-how or trade secret (other than Research Data and Research Materials) conceived or made by or on behalf of ABX (including by IMMUNOGEN at the request and on behalf of ABX) through the direct and material use of IMMUNOGEN Background Technology, Research Data or Research Materials during the Research Term. ABX shall solely own all Research Inventions and all patent rights and other intellectual property rights therein.


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

     1.39 "RESEARCH MATERIALS" shall mean any materials, including but not limited to, antibodies or drug candidates, identified or developed by or on behalf of ABX (including by IMMUNOGEN at the request and on behalf of ABX) through the direct and material use of IMMUNOGEN Background Technology during the Research Term. ABX shall solely own all Research Materials and all patent rights and other intellectual property rights therein.

     1.40 "RESEARCH PATENT RIGHTS" shall mean the rights and interests in and to issued patents and pending patent applications in any country, including, but not limited to, all provisional applications, substitutions, continuations, continuations-in-part, divisions, and renewals, all letters patent granted thereon, and all reissues, reexaminations and extensions thereof, wherein at least one claim of such Research Patent Right is directed to any Research Data, Research Inventions or Research Materials. ABX shall solely own all Research Patent Rights.

     1.41 "RESEARCH TERM" shall have the meaning set forth in Section 2.4.4.

     1.42 "SPECIFICATIONS" shall mean any specifications specified by ABX and reasonably acceptable to IMMUNOGEN relating to the manufacturing and supply of any May Compound and/or Licensed Product hereunder.

     1.43 "TARGET" shall mean (a) any particular antigen, and (b) any and all epitopes of that antigen.

     1.44 "TARGET SPECIFIC RIGHTS" shall mean all inventions, discoveries, patent rights, trade secrets and know-how, including without limitation, laboratory scientific information and procedural techniques Controlled by IMMUNOGEN during the Term of this Agreement or the term of any License Agreement constituting (a) the composition of matter or use of a Target, (b) the composition of matter or use of an antibody binding to a Target, or (c) the composition of matter or use of a conjugate of an antibody binding to a Target with a May Compound.

     1.45 "TECHNOLOGY" shall mean and include any and all unpatented proprietary ideas, inventions, discoveries, Confidential Information, materials, data, results, formulae, designs, specifications, methods, processes, formulations, techniques, ideas, know-how, technical information (including, without limitation, structural and functional information), process information, pre-clinical information, clinical information, and any and all proprietary biological, chemical, pharmacological, toxicological, pre-clinical, clinical, assay, control and manufacturing data and materials.

     1.46 "TERM" shall have the meaning set forth in Section 8.1.

     1.47 "TERRITORY" shall mean the world.

     1.48 "THIRD PARTY" shall mean any person or entity other than IMMUNOGEN, ABX and their respective Affiliates.



Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

     1.49 "THIRD PARTY LICENSEE" shall mean a Third Party to which IMMUNOGEN has granted rights to use IMMUNOGEN Background Technology or rights with respect to any Target.

     1.50 "UNEXERCISED EXCLUSIVE OPTION" shall have the meaning set forth in
Section 2.1.3.

     1.51 "UNEXERCISED NONEXCLUSIVE OPTION" shall have the meaning set forth in Sections 2.2.3.



















Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                               2. GRANT OF RIGHTS

     2.1 OPTIONS FOR EXCLUSIVE LICENSES.

         2.1.1 EXCLUSIVE OPTION RIGHTS. Subject to the limitations set forth in Sections 2.1.2, 2.1.3 and 2.1.4 of this Agreement, IMMUNOGEN hereby grants to ABX the right, prior to the [________] anniversary of the Effective Date, to obtain an exclusive option (the "Exclusive Option") to obtain an exclusive license in the Territory under the IMMUNOGEN Background Technology, under Target Specific Rights with respect to any Target specified in ABX's notice of election of Option (the "Proposed Licensed Target"), for the sole purpose of researching, developing, making, having made, using, having used, selling, offering for sale, having sold, importing and having imported Licensed Products directed to such Proposed Licensed Target, for any and all uses within the Field, under the relevant terms and subject to the conditions set forth in the applicable License Agreement.

         2.1.2 EXCLUSIVE OPTION GRANT. ABX may from time to time during the term of this Agreement request any Exclusive Option pursuant to Section 2.1.1 [_____________ _______________________________________], which [______] shall specify in detail the [_________________] to be [_____________________________________________________ __________]. IMMUNOGEN
shall [____________________________________] of any [___
_____________________________________________________________________________];
provided, however, that [__________________________________
________________________________________] if: (a)
[_______________________________ ______________] with
[_________________________________________________________ _____]; or (b)
[_______________________________] with [____________________________
____________________________________________________________] and has [_________
________________________________________________________________________] for a,
[_________________] whose [_____________________________________] to
[___________ _____________________], or (c)
[_________________________________________________ ___] to [__________] for a
[______________________________________________________ ________]; or (d)
[____________________________________] with [__________] that is [___ _____] as of [__________________________] that [___________________________________
______] a [______] for such [_________________] on the terms and conditions of this Agreement. Upon the grant of an Exclusive Option to ABX as provided in this
Section 2.1.2, [___________________________________________________________]
concerning the [________] regarding, or otherwise [_______________], or otherwise [_______________] any [______ ] concerning, any [______] regarding a [__________________________] to the [__________________________________]. If in
an [_______________________, ________________] that the [______________________]
is [_______________] for a [______ __________], IMMUNOGEN shall [_____________]
in such [__________________________ _______________________________] is [_____]
for [______________________]. If, within [________] of
[_______________________________] that [_________________] is [______] for
[__________________________________________________________________________
________________________] for [_______________________], then [_____________]



Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

_____________________________] for [_______________________] without the
[______] for any [_________________________].

     2.1.3 OPTION PERIOD; UNEXERCISED OPTIONS. The rights set forth in this
Section 2.1 shall be exercisable with respect to any Proposed Licensed Target at any time during the period commencing on the date of the Exclusive Option Response granting an Exclusive Option to such Proposed Licensed Target and continuing until the earlier of (a) [____________ ______] following the date of such Exclusive Option Response (subject to extension as provided below), and (b) [________________________________________________________________ ____________]
(such period being referred to herein as the "Exclusive Option Period"). ABX shall have the right to extend the Exclusive Option Period for any Exclusive Option regarding a Proposed Licensed Target [___________________________] by giving to IMMUNOGEN written notice thereof prior to the expiration of [_____________] following the date of the applicable Exclusive Option Response, and paying the applicable extension fee as set forth in Section 4.3. In the event that ABX fails to exercise or otherwise abandons any Exclusive Option during the applicable Exclusive Option Period (such Exclusive Option in either case being referred to herein as an "Unexercised Exclusive Option"), (a) all rights under the IMMUNOGEN Background Technology regarding Licensed Products directed to the Proposed Licensed Target, and under Target Specific Rights with respect to the Proposed Licensed Target, that is the subject of the Unexercised Exclusive Option [_____________________________], and (b)
[_______________________________________________________________] with [_____
_______] concerning [_________], or otherwise [_______________________], or otherwise [__________] any [_______] concerning, [___________________________________________ _______] to the
[__________________] by [__________________].

     2.1.4 LIMITATIONS ON EXCLUSIVE OPTION EXERCISE. Notwithstanding anything to the contrary set forth in this Agreement, the Parties hereby agree that ABX shall have the right to select and maintain no more than [_____] active Exclusive Options at any one time during the Term of this Agreement; provided, that, Unexercised Exclusive Options shall not count as Exclusive Options for purposes of this limitation.

     2.1.5 EXERCISE OF EXCLUSIVE OPTIONS. Upon exercise of an Exclusive Option by ABX in accordance with Section 2.1.3, (a) the Parties shall execute a License Agreement in the form of Appendix A attached hereto and, upon payment of the license fee specified in the License Agreement, such Proposed Licensed Target shall become a Licensed Target and shall be licensed to ABX as specified in the relevant License Agreement and (b) IMMUNOGEN shall thereafter not grant any license or other rights to any Third Party or pursue any internal development program regarding a May Compound conjugate product to the Licensed Target.

     2.1.6 OPTION TO OBTAIN NONEXCLUSIVE LICENSES. Upon the written request of ABX given at the time of ABX's exercise of an Exclusive Option, ABX shall have the right to obtain a nonexclusive license under the IMMUNOGEN Background Technology and Target Specific Rights pursuant to Section 2.2.5 as if such Exclusive Option were a Nonexclusive Option.



Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

     2.2 OPTIONS FOR NONEXCLUSIVE LICENSES.

         2.2.1 NONEXCLUSIVE OPTION RIGHTS. Subject to the limitations set forth in Sections 2.2.2, 2.2.3 and 2.2.4 of this Agreement, IMMUNOGEN hereby grants to ABX the right, prior to the [________] anniversary of the Effective Date, to obtain a nonexclusive option (the "Nonexclusive Option") to obtain a nonexclusive license in the Territory under the IMMUNOGEN Background Technology, under Target Specific Rights with respect to any Proposed Licensed Target, for the sole purpose of researching, developing, making, having made, using, having used, selling, offering for sale, having sold, importing and having imported Licensed Products directed to such Proposed Licensed Target, for any and all uses within the Field, under the relevant terms and subject to the conditions set forth in the applicable License Agreement.

         2.2.2 NONEXCLUSIVE OPTION GRANT. ABX may from time to time during the term of this Agreement request any Nonexclusive Option pursuant to Section 2.2.1 [_______ _____________________________________________], which [_______] shall specify in detail the [___________________] to be [________________________________________________ _____________]. IMMUNOGEN
shall [_______________________________________] of any
[_____________________________________________] the [______________________
_________________________________________]; provided, however, that the
[______________________________________________________________________] if: (a)
[______________] is [________________________] with a [________________________
_____] to [________________________]; or (b) [____________] is
[____________________ _________] for a [______] for a
[_________________________________________________ ______] and has
[________________________________________], or [_________________ __________]
for a [_______] with [_________], whose [_______________________________ ___] to
[_______________________], or (c) [_______________________________________
______________] to a [__________] for a [___________________________] to
[___________ ____________]; or (d) [_________________________________________]
with a [________] that is [______] as of [________________________________]that
[______________________ _________________________] for
[________________________] on the terms and conditions of this Agreement. Upon the grant of a Nonexclusive Option to ABX as provided in this Section 2.2.2, [_________________________________________________________________] concerning the [______________] regarding, or otherwise [______________], or otherwise [__________] any [______] concerning, [_________] regarding
[_________________________ __________] to the
[________________________________________________].

         2.2.3 OPTION PERIOD; UNEXERCISED OPTIONS. The rights set forth in this
Section 2.2 shall be exercisable with respect to any Proposed Licensed Target at any time during the period commencing on the date of the Nonexclusive Option Response granting a Nonexclusive Option to such Proposed Licensed Target and continuing until the earlier of (a) [_____ _______] following the date of such Nonexclusive Option Response (subject to extension as provided below), and (b) [_____________________________________________ ________________________________]
(such period being referred to herein as the "Nonexclusive Option Period"). ABX shall have the right to extend the Nonexclusive Option



Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

Period for any Nonexclusive Option for any Proposed Licensed Target [____________________ ____________] by giving to IMMUNOGEN written notice thereof prior to the expiration of [_____________] following the date of the applicable Nonexclusive Option Response, and paying the applicable extension fee as set forth in Section 4.3. In the event that ABX fails to exercise or otherwise abandons any Nonexclusive Option during the applicable Nonexclusive Option Period (such Nonexclusive Option in either case being referred to herein as an "Unexercised Nonexclusive Option"), (a) [_____________] under the [_______________ _____________] regarding [__________________] to the
[____________________], and under [_______________] with respect to the
[__________________], that is the [____________ ___________________________]
shall [____________________________], and (b) IMMUNOGEN shall
[______________________________________] with [___________] concerning the
[__________] regarding, or otherwise [__________________] any [__________
____________] regarding [__________________________] to the
[______________________ ______________________________].

     2.2.4 LIMITATIONS ON NONEXCLUSIVE OPTION EXERCISE. Notwithstanding anything to the contrary set forth in this Agreement, the Parties hereby agree that ABX shall have the right to select and maintain no more than [_______] active Nonexclusive Options at any one time during the Term of this Agreement; provided, that, Unexercised Nonexclusive Options shall not count as Nonexclusive Options for purposes of this limitation.

     2.2.5 EXERCISE OF NONEXCLUSIVE OPTIONS. Upon exercise of a Nonexclusive Option by ABX in accordance with Section 2.2.3(a), the Parties shall execute a License Agreement in the form of Appendix B attached hereto and, upon payment of the license fee specified in the License Agreement, such Proposed Licensed Target shall become a Licensed Target and shall be licensed to ABX as specified in the relevant License Agreement and (b) IMMUNOGEN shall not grant any exclusive license or other rights to any Third Party regarding a May Compound conjugate antibody product to the Licensed Target.

     2.2.6 OPTION TO CONVERT TO EXCLUSIVE OPTIONS. Upon the written request of ABX given at any time during the Nonexclusive Option Period applicable to a Nonexclusive Option for a Proposed Licensed Target, ABX shall have the right to convert such Nonexclusive Option into an Exclusive Option, provided that [________] of [_________], an [____________] for [_____________________] is
[__________] in accordance with Section 2.1.2. [__________ _________________] of any [________________________________] shall give [___________
___________________] an [___________] for the [________________________] is
[________ _______] in accordance with Section 2.1.2. If [_____________________], then such Nonexclusive Option shall be converted to an Exclusive Option effective as of the date of such request, and ABX shall pay to IMMUNOGEN a conversion fee as set forth in clause (c) of Section 4.2.

     2.2.7 OPTION TO OBTAIN EXCLUSIVE LICENSES. Upon the written request of ABX given at the time of ABX's exercise of a Nonexclusive Option, ABX shall have the right to obtain an exclusive license under the IMMUNOGEN Background Technology and Target Specific Rights pursuant to Section 2.1.5 as if such Nonexclusive Option were an Exclusive



Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

Option, provided that [_______] of [___________], an [___________] for the
[_____________ ____________________] is [__________] in accordance with Section
2.1.2. [______________ _____________] of any [______________________] shall give
[_______________________ ______ ]an [________________________________________]
is [___________] in accordance with Section 2.1.2.

     2.3 NON-EXCLUSIVE LICENSE. On and after the expiration of a Nonexclusive Option Period or Exclusive Option Period, as the case may be, with respect to a Proposed Licensed Target, ABX shall thereafter be granted a non-exclusive license in the Territory under the IMMUNOGEN Background Technology, but not under any Target Specific Rights with respect to such Proposed Licensed Target, solely during the Research Term for the sole purpose of conducting preclinical research with respect to Licensed Products directed to such Proposed Licensed Target, for any and all uses in the Field. Such License shall continue during the Research Term until such time as IMMUNOGEN gives express written notice to ABX of IMMUNOGEN's grant to a Third Party of a bona fide exclusive license regarding a May Compound conjugate product to such Proposed Licensed Target, in which case such license shall immediately terminate.

     2.4 NON-EXCLUSIVE RESEARCH LICENSES TO ABX.

         2.4.1 RESEARCH LICENSE. IMMUNOGEN hereby grants to ABX a non-exclusive, royalty-free license under IMMUNOGEN Background Technology, solely during the Research Term and as further described below (i) to conjugate a May Compound to one (1) or more additional ABX Antibodies that are not part of a Licensed Product for use as a control for any Licensed Product licensed to it under a License Agreement, (ii) to conduct toxicity studies (i.e., in vivo animal studies designed to identify and measure the toxicity of a Licensed Product) on any Licensed Product licensed to it hereunder and (iii) to conduct Research Activities. The foregoing licenses may be sublicensed only in connection with a sublicense of the IMMUNOGEN Background Technology hereunder or under a License Agreement.

         2.4.2 RESEARCH RECORDS. ABX shall maintain records of access to and use of the IMMUNOGEN Background Technology.

         2.4.3 EXPIRATION OF RESEARCH TERM. Unless otherwise provided in a License Agreement or otherwise set forth in this Agreement, upon termination or expiration of the Research Term, ABX shall discontinue use of the IMMUNOGEN Background Technology and destroy all portions and copies of the IMMUNOGEN Background Technology; provided, however, that ABX shall have the right to retain one (1) copy for its legal files.

         2.4.4 RESEARCH TERM. The term of the Research shall expire upon the last to expire of the Option Periods, unless this Agreement is earlier terminated by either Party pursuant to the provisions of Section 8 (the "Research Term").

         2.5 [_____________________] hereby [__________________] a
[__________________________________________________] of [_____________] under




Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

[____________], if any, in [____________] within the
[_____________________________ ________] to the extent [__________________] or
[_________] of the [_________] that are [____________________________________]
to the [___________] to [_______________] and [___________________] and
[__________] to [_________________________________ __________] to
[_______________________________________] (other than [____________] to a
[____________________] or a [____________]). [_______________________________
_____________] of the [________] of [_____________] of which it [____________].
[_______ ______] to [__________] includes [___________________________] to
[_________] from whom [________________________________________] to the
[________] they [___________ __________] or
[_____________________________________] to [____________] with the [______] to
[______________] hereunder, and [_________________________ ]to
[________________________________], but [__________________] with respect to
[_______________]. Notwithstanding the foregoing, the [________________________]
pursuant to this Section 2.5 [________________________________] of [______] to
any [_______________].

     2.6 TECHNOLOGY TRANSFER. As soon as practicable after, and in any event on or before [_____________] from, the Effective Date, (a) ABX and IMMUNOGEN will agree upon a schedule to permit two (2) representatives designated by ABX to visit IMMUNOGEN's facilities for a period of no more than [______________________________________________ ________________] to
[_______________________________________________] to an [__________] and to
[______] the [______________] and [____________] used [____________
____________], and (b) [______] shall [_______________] with [______________] of such [__ ____________] to
[_____________________________________________________________ ___________].
During such visit, IMMUNOGEN shall deliver to ABX all IMMUNOGEN Background Technology existing as of the Effective Date. [______________________], the [________________] shall [______] to [__________] and
[______________________________
____________________________________________________________________]. As soon as practicable thereafter, but in any event on or before [______________] from [_____________ ________] of [_________________________________], the Parties
shall, in order to [________
___________________________________________________________________] attached hereto and [____________________________________], and the
[______________________ _________________] between the [________], if any. The initial technology transfer under this Section 2.6 shall be complete for purposes of Section 4.1 at such time as [__________________ _______________________________________________________]. Promptly, but not less than quarterly thereafter, IMMUNOGEN shall deliver to ABX all IMMUNOGEN Background Technology not previously delivered to ABX. From time to time during the Research Term, IMMUNOGEN shall provide ABX with such technical assistance as reasonably requested by ABX regarding the use of the IMMUNOGEN Background Technology. Such technical assistance and expertise shall include, but not be limited to, visits by IMMUNOGEN personnel to ABX and visits by ABX personnel to IMMUNOGEN, at ABX's expense, at such times and for such periods of time as may be reasonably acceptable to the Parties. Additionally, at the reasonable request of ABX, IMMUNOGEN shall transfer all applicable IMMUNOGEN Background Technology, and provide such technical assistance, to such Third Party collaborator, sublicensee or contract manufacturer as ABX designates.




Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

     2.7 NO OTHER RIGHTS. ABX shall receive no rights to utilize IMMUNOGEN Background Technology, or rights with respect to use of IMMUNOGEN Background Technology, except as expressly set forth herein or in a License Agreement. IMMUNOGEN shall receive no rights to Research Data, Research Materials, Research Technology or Research Patent Rights thereon except as expressly set forth herein. ABX's rights in Research Patent Rights are subject to [___________________________________].

     2.8 IN LICENSES. IMMUNOGEN represents and warrants to ABX that it has provided ABX true and correct copies of all agreements pursuant to which IMMUNOGEN Background Technology existing as of the Effective Date, is licensed to or otherwise acquired by IMMUNOGEN from a third party. IMMUNOGEN promptly shall provide ABX with true and correct copies of all agreements pursuant to which IMMUNOGEN Background Technology licensed or acquired after the Effective Date, is licensed to or otherwise acquired by IMMUNOGEN from a Third Party; provided, however, that IMMUNOGEN shall have the right to redact confidential financial information and any provisions that shall not bind ABX. To the extent the IMMUNOGEN Background Technology is licensed to or acquired by IMMUNOGEN from a Third Party and is reasonably necessary to permit ABX to exercise its rights granted hereunder, IMMUNOGEN shall use reasonable commercial efforts to maintain in full force and effect such license. In the event of the termination of any such license with a Third Party, IMMUNOGEN shall cause such Third Party to grant a direct license to ABX to the extent necessary to permit ABX to exercise its rights granted hereunder, and all sums owing by ABX to such Third Party shall be fully deducted from any amounts owing to IMMUNOGEN under the License Agreements.

     3. JOINT PROCESS DEVELOPMENT COMMITTEE

     3.1 ESTABLISHMENT OF COMMITTEE. Promptly after the Effective Date, the Parties shall form a Joint Process Development Committee ("JPDC") whose mandate shall be to serve as a forum for coordination and communication between the Parties with respect to development (to the extent ABX requests the assistance or services of IMMUNOGEN) of manufacturing processes applicable to any May Compound or Licensed Product covered by this Agreement (including, without limitation, all process science and process development work, formulation work, and quality control/assurance work hereunder) to assist ABX in its exercise of its rights to make or have made Licensed Products under this Agreement. Within thirty (30) days following the Effective Date, the Parties shall each nominate an equal number of representatives (which shall be no less than two (2)) for membership on the JPDC. Each Party may change its representatives as it may deem necessary by notice to the other Party. The input of the IMMUNOGEN representatives on the JPDC shall be reasonably considered by the JPDC; provided, however, that, all decisions of the JPDC shall be subject to the final approval of ABX.

     3.2 CHAIR OF COMMITTEE; MEETINGS. The chair of the JPDC shall be one of the ABX representatives on the JPDC, as designated by ABX. All decisions of the JPDC shall be subject to the approval of the ABX chair. The JPDC shall meet on a semi-annual basis or other schedule agreed upon by the Parties, unless at least thirty (30) days in advance of any meeting there is a determination by the Chair of the JPDC that no new business or other activity



Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

has transpired since the previous meeting, and that there is no need for a meeting. In such instance, the next JPDC meeting shall also be scheduled as agreed upon by the Parties. The location of such meetings shall alternate between IMMUNOGEN's offices in the Cambridge, Massachusetts metropolitan area and ABX's offices in the Fremont, California metropolitan area unless otherwise agreed upon between the Parties. As agreed upon by the Parties, JPDC meetings may be face-to-face meetings or may be conducted through teleconferences and/or videoconferences. In addition to its JPDC representatives, each Party shall be entitled to have such additional number (as the Parties mutually agree) of other employees attend such meetings to present and participate, though not in a decision-making capacity. Each Party shall bear all costs and expenses, including travel and lodging expense, that may be incurred by its JPDC representatives or other of its attendees at JPDC meetings. Minutes of each JPDC meeting will be transcribed and issued to the members of the JPDC by the Chair within thirty (30) days after each meeting and shall be reviewed and modified as mutually required to obtain approval promptly thereafter.

     3.3 SUPPLY OF PRECLINICAL MATERIALS. In the event that, during the Term of this Agreement, ABX desires IMMUNOGEN to supply ABX with sufficient quantities of Preclinical Materials to enable it to conduct pre-clinical development activities relating to Licensed Products, ABX shall provide IMMUNOGEN with written notice of same and the Parties shall negotiate in good faith and execute a supply agreement providing for such supply. IMMUNOGEN shall deliver all ordered amounts of Preclinical Materials in accordance with advance ordering timeframes and delivery timeframes to be agreed upon by the Parties through such mutually acceptable written supply agreement for such purpose. In connection with any ordering of Preclinical Materials by ABX, IMMUNOGEN shall provide ABX promptly with IMMUNOGEN's good faith estimate of the Fully Burdened Manufacturing Cost for manufacture and supply of such Preclinical Materials. IMMUNOGEN's price to supply Preclinical Materials to ABX shall equal [______] of IMMUNOGEN's Fully Burdened Manufacturing Cost for such Preclinical Materials as approved by ABX. Nothing herein shall preclude ABX from making its own arrangements for manufacture and supply of Preclinical Materials on its own or with Third Parties. ABX hereby agrees that (a) it shall not use the Preclinical Materials in any human subject, and (b) it shall use the Preclinical Materials in compliance with all applicable federal, state and local laws and regulations.

     3.4 SUPPLY OF CLINICAL MATERIALS. In the event that, during the Term of this Agreement, ABX desires IMMUNOGEN to supply to ABX with sufficient quantities of Clinical Materials to enable it to conduct human clinical trials of Licensed Products through the conclusion of Phase II Clinical Studies, ABX shall provide IMMUNOGEN with written notice of same and the Parties shall negotiate in good faith and execute a supply agreement providing for such supply. IMMUNOGEN shall deliver all ordered amounts of Clinical Materials in accordance with forecasting parameters, advance ordering timeframes and delivery timeframes to be agreed upon by the Parties through such mutually acceptable written supply agreement for such purpose. In connection with any ordering of Clinical Materials by ABX, IMMUNOGEN shall provide ABX promptly with IMMUNOGEN's good faith estimate of the Fully Burdened Manufacturing Cost for manufacture and supply of such Clinical Materials. IMMUNOGEN's price to supply Clinical Materials to ABX shall equal [___] of IMMUNOGEN's Fully Burdened



Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

Manufacturing Cost for such Clinical Materials as approved by ABX. Nothing herein shall preclude ABX from making its own arrangements for manufacture and supply of Clinical Materials on its own or with Third Parties. ABX hereby agrees that it shall use the Clinical Materials in compliance with all applicable federal, state and local laws. IMMUNOGEN shall provide ABX with all information, filings and assistance regarding manufacturing as reasonably requested by ABX in connection with applications for Regulatory Approvals.

                               4. FINANCIAL TERMS

     4.1 INITIAL FEES. ABX shall to pay to IMMUNOGEN a non-refundable fee in the amount of [________] within [__________] after the Effective Date. Additionally, ABX shall to pay to IMMUNOGEN a non-refundable fee in the amount of [________] within [_____ _______]after [________________________________________________].

     4.2 OPTION FEES. ABX agrees to pay to IMMUNOGEN an option fee (a) in the amount of [______] for each Exclusive Option granted hereunder, (b) in the amount of [_______] for each Nonexclusive Option granted hereunder and (c) in the amount of [_____] for each conversion of a Nonexclusive Option into an Exclusive Option in accordance with Section 2.2.6 hereof. Such fees shall be paid on or before [_______] from the date of grant of such Exclusive Option or Nonexclusive Option, or conversion of such Nonexclusive Option, as the case may be.

     4.3 OPTION EXTENSION FEES. ABX agrees to pay to IMMUNOGEN option extension fees (a) in the amount of [______] for the extension of each option under
Section 2.1.3 hereof and (b) in the amount of [______] for the extension of each option extension under Section 2.2.3 hereof. Such fees shall be paid on or before [__________] after the date of each such extension.

     5. TREATMENT OF CONFIDENTIAL INFORMATION

     5.1 CONFIDENTIAL INFORMATION. During the Term of this Agreement, each Party may disclose to the other Party confidential information, including but not limited to IMMUNOGEN Background Technology, Research Inventions, Research Data and Research Materials. Such information of the disclosing Party hereunder, if so identified in writing by the disclosing Party to the receiving Party either pursuant to this Section 5.1 or otherwise upon disclosure to the receiving Party, shall be "Confidential Information" of the disclosing Party. During the Term of this Agreement and during the term of any License Agreement, and for a period of five (5) years thereafter, except as expressly permitted hereunder, the receiving Party shall keep confidential all such Confidential Information of the other Party and will not disclose such Confidential Information of the other Party to Third Parties by publication or otherwise. Each Party further agrees not to use Confidential Information of the other Party for any purpose other than conducting research hereunder or exercising any rights granted to it or reserved by it hereunder. Upon any termination or expiration of this Agreement, upon request, a Party shall return to a requesting Party all copies of any of such requesting Party's Confidential Information which is not the subject of a License Agreement or the grant of a license hereunder, provided that



Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

it may retain one copy for its legal files. Notwithstanding the foregoing, it is understood and agreed that the receiving Party's obligations of confidentiality and nonuse herein shall not apply to any information which:

                (a) is, at the time of disclosure by the disclosing Party hereunder, or thereafter becomes, a part of the public domain or publicly known or available through no fault or negligence of the receiving Party or any of its Affiliates; or

                (b) was otherwise in the receiving Party's lawful possession prior to disclosure by the disclosing Party, other than under an obligation of confidentiality; or

                (c) was independently discovered or developed by the receiving Party or any of its Affiliates, without use of the other Party's Confidential Information, as can be demonstrated by competent proof; or

                (d) is lawfully disclosed to the receiving Party or any of its Affiliates on a non-confidential basis by a third party who is not in violation of an obligation of confidentiality to the disclosing Party relative to such information.

     Each Party may disclose information to the extent such disclosure is reasonably necessary in (i) filing and prosecuting patent applications and maintaining patents, or (ii) filing, prosecuting or defending litigation or
(iii) complying with applicable laws, regulations or court orders; provided, however, that if a Party is required to make any such disclosure of the other Party's Confidential Information or the terms of this Agreement, it will give reasonable advance notice to the other Party of such disclosure requirement and will use reasonable efforts to assist such other Party in efforts to secure confidential treatment of such information required to be disclosed.

        5.2 PUBLICITY. A Party may not use the name of the other Party in any publicity or advertising and, except as provided in Section 5.1, may not issue a press release or otherwise publicize or disclose any information related to this Agreement or the terms or conditions hereof, without the prior written consent of the other Party. The Parties shall mutually agree on a press release announcing the execution of this Agreement. The Parties shall also be permitted hereunder to disclose the general nature of this Agreement to the extent reasonably necessary to obtain financing from Third Parties or potential collaborators, and to make such other disclosures as mutually agreed by the Parties. Once any written statement is approved for disclosure by both Parties, either Party may make subsequent public disclosures of the contents of such statement without the further approval of the other Party. Nothing in the foregoing, however, shall prohibit a Party from making such disclosures to the extent deemed necessary under applicable federal or state securities laws or any rule or regulation of any nationally recognized securities exchange; provided, that, in such event, the disclosing Party shall use good faith efforts to consult with the other Party prior to such disclosure and, where applicable, shall request confidential treatment to the extent available.

                        6. INTELLECTUAL PROPERTY RIGHTS





Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

     Except as otherwise expressly provided herein, all inventions and discoveries governed by this Agreement shall be owned based on inventorship, as inventorship is determined in accordance with United States patent law. Notwithstanding anything to the contrary in this Agreement, Research Inventions, Research Data, Research Materials and Research Patent Rights shall be solely owned by ABX. Any inventions jointly invented by the Parties ("Joint Inventions") shall be jointly owned, and any patent rights obtained thereon shall be jointly owned by the Parties. The rights and interests of IMMUNOGEN and ABX in Joint Inventions, and any patent rights obtained thereon, shall be subject to the provisions of this Section 6. Each Party shall have the right, subject to the terms of this Agreement and any License Agreement, to freely exploit, transfer, license or encumber its rights and interests in Joint Inventions, and any patent rights obtained thereon.

                7. PROVISIONS CONCERNING THE FILING, PROSECUTION
                        AND MAINTENANCE OF PATENT RIGHTS

     7.1 APPLICABILITY. The provisions of this Section 7 shall be applicable to all patents covering IMMUNOGEN Background Technology and all Research Patent Rights thereon unless and until they become subject to a License Agreement, whereupon the License Agreement will govern the rights of the Parties with respect to the subject matter thereof.







Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

     7.2 PATENT FILING.

         7.2.1 Subject to the License Agreements, IMMUNOGEN shall have the obligation to prepare, file, prosecute, obtain and maintain patent applications and patents covering IMMUNOGEN Background Technology, with the expenses for any such preparation, filing, prosecution and maintenance to be borne by IMMUNOGEN.

         7.2.2 ABX shall have the right (but not the obligation) to prepare, file, prosecute, obtain and maintain patent applications and patents constituting Research Patent Rights, with the expenses for any such preparation, filing, prosecution and maintenance to be borne by ABX.

         7.2.3 Subject to the License Agreements, as regards any joint invention hereunder (other than Research Inventions, Research Data and Research Materials), the Party from whom the majority of the data underlying any such joint invention arose (the "controlling Party") will have the first right, but not the obligation, to undertake filing(s), prosecution and maintenance of inventorship certificate(s) and patent(s) thereon. In connection with any such filing(s), the controlling Party will use patent counsel mutually acceptable to each Party (in its reasonable determination) and the Parties will, prior to filing of the patent application, agree on mutually acceptable sharing of the costs and expenses of such filing(s), prosecution and maintenance. In any case the controlling Party (i) will provide the non-controlling Party with a copy of any such proposed patent application for review and comment reasonably in advance of filing, and (ii) will keep the non-controlling Party reasonably informed of the status of such filing, prosecution and maintenance, including, without limitation, (A) by providing the non-controlling Party with copies of all communications received from or filed in patent office(s) with respect to such filing, and (B) by providing the non-controlling Party, a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such filing (including the substantially narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction so that the non-controlling Party has a reasonable opportunity to review and comment. If the controlling Party fails to undertake the filing(s) of any such patent application with respect to any such invention within ninety (90) days after receipt of written notice from the other Party that the other Party believes filing(s) of such an application by such Party is appropriate, the other Party may undertake such filing(s) at its own expense, in which case the controlling Party will assign all of its rights to such joint invention to the other Party and any subsequently issued patent thereon will be owned solely by the other Party. Either Party, in its discretion, may assign its rights hereunder to any jointly owned invention, inventorship certificate, patent application or patent to the other Party, who will then have the right, in its discretion, to assume the filing, prosecution and/or maintenance thereof as the sole owner thereof and at its sole cost and expense.

         7.2.4 Each Party agrees to cooperate reasonably with the other party in the preparation, filing, and prosecution of any patent applications pursuant to this Section 7.2. Such cooperation includes, but is not limited to, executing all papers and instruments, or




Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

requiring its employees or agents to execute such papers and instruments, so as to effectuate the ownership of such patent applications and any patents thereon and to enable the filing and prosecution of applications in any country.

     7.3 INFRINGEMENT.

         7.3.1 ABX shall have all rights, at its own expense, to bring suit (or other appropriate legal action) against any actual or suspected infringement of Research Patent Rights.

         7.3.2 Subject to the License Agreements, IMMUNOGEN shall have all rights, at its own expense, to bring suit (or other appropriate legal action) against any actual or suspected infringement of patents covering IMMUNOGEN Background Technology.

         7.3.3 Subject to the License Agreements, in the event of the infringement of any patent claiming any Joint Invention hereunder (other than Research Inventions, Research Data and Research Materials), the parties shall meet and in good faith discuss the appropriate course of action to enforce such patent(s) and which Party shall control such action.

     7.4 COOPERATION. Each Party shall give notice to the other party of any potential infringement or actual infringement by a third party of any Research Patent Right or patents covering IMMUNOGEN Background Technology and shall execute all papers and perform such other acts (other than monetary) as may be reasonably required to maintain any infringement suit brought in accordance with
Section 7.3 above (including giving legal consent for bringing such suit, and agreeing to be named as a plaintiff or otherwise joined in such suit), and at its option and expense, may be represented in such suit by counsel of its choice. In addition, the Parties shall reasonably cooperate with each other in obtaining patent term restoration or supplemental protection certificates or their equivalents in any country in the Territory where applicable to Research Patent Rights and IMMUNOGEN Background Technology.

     7.5 NO OBLIGATION. No Party shall have any obligation to the other Party under this Agreement to pay any fees or costs: (i) for that Party's bringing a lawsuit or other action to enforce any of the Research Patent Rights, any patents covering IMMUNOGEN Background Technology, or any other patent owned by a Party against an actual or suspected infringement or (ii) for any other Party to obtain for its own benefit independent business or legal advice concerning any of the patent rights set forth in clause (i) hereof.

                            8. TERM AND TERMINATION

     8.1 TERM. Unless earlier terminated as provided in this Section 8, the term of this Agreement shall expire upon the expiration of the last to expire Option (the "Term").

     8.2 TERMINATION. This Agreement and the rights and options granted herein may be terminated by either Party upon any material breach by the other Party of any material




Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

obligation or condition, effective [____________] after giving written notice to the breaching Party of such termination in the case of a payment breach and [____________] after giving written notice to the breaching Party of such termination in the case of any other breach, which notice shall describe such breach in reasonable detail. The foregoing notwithstanding, if such default or breach is cured or shown to be non-existent within the aforesaid [______] or [______ ____] period, the notice shall be automatically withdrawn and of no effect. However, prior to giving any notice for breach, the Parties shall first attempt to resolve any disputes as to the existence of any breach as set forth in Section 9.14.

     8.3 REMEDIES. If either Party shall fail to perform or observe or otherwise breaches any of its material obligations under this Agreement, in addition to any right to terminate this Agreement, the non-defaulting Party may elect to obtain other relief and remedies available under law.

     8.4 SURVIVING PROVISIONS. Notwithstanding any provision herein to the contrary, the rights and obligations set forth in Sections 5, 6, 7, 8.3, 9.3, 9.4, 9.7, 9.14, 9.16, 9.17, 9.18 and 9.19 hereof shall survive the expiration or termination of the Term of this Agreement.

                                9. MISCELLANEOUS

     9.1 IMMUNOGEN REPRESENTATIONS. IMMUNOGEN represents and warrants to ABX that: (a) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate IMMUNOGEN corporate action; (b) this Agreement is a legal and valid obligation binding upon IMMUNOGEN and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which IMMUNOGEN is a party or by which it is bound; (c) IMMUNOGEN has the full right and legal capacity to grant the rights to ABX pursuant to Section 2 above without violating the rights of any third party; (d) IMMUNOGEN is the sole owner or exclusive licensee of the IMMUNOGEN Background Technology; (e) IMMUNOGEN is not aware of any Third Party patent, patent application or other intellectual property rights that would be infringed (i) by practicing any process or method or by making, using or selling any composition which is claimed or disclosed in, or which constitutes, IMMUNOGEN Background Technology, or (ii) by making, using, offering for sale, selling or importing Licensed Products; and (f) IMMUNOGEN is not aware of any infringement or misappropriation by a Third Party of the IMMUNOGEN Background Technology.

     9.2 ABX REPRESENTATIONS. ABX represents and warrants to IMMUNOGEN that: (a) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate ABX corporate action; (b) this Agreement is a legal and valid obligation binding upon ABX and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which ABX is a party of or by which it is bound; and (c) ABX has the full right and legal capacity to grant the rights to IMMUNOGEN pursuant to Section 2 above without violating the rights of any Third Party.



Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

     9.3 NO WARRANTIES.

         9.3.1 Nothing in this Agreement is or shall be construed as:

               (a) a warranty or representation by either Party as to the validity or scope of any patent application or patent licensed hereunder;

               (b) a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted pursuant to this Agreement is or will be free from infringement of patents, copyrights, and other rights of third parties.

         9.3.2 Except as expressly set forth in this Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OF NON-INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS OF THIRD PARTIES, OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.

     9.4 [________]. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, [_______________] WILL BE [___________________] TO [________________]
OF THIS AGREEMENT [_________________________________
_______________________________] OR [____________] OR [__________________] FOR
(I) [____________________________________________________________________] OR
[_____________] OR (II) [___________________________________________________
_____________________________].

     9.5 NOTICES. Any notices, requests, deliveries, approvals or consents required or permitted to be given under this Agreement to ABX or IMMUNOGEN shall be in writing and shall be effective on receipt when delivered to the applicable address specified below (or to such other address as may be specified in writing to the other Party hereto):

     If to IMMUNOGEN: IMMUNOGEN, Inc.
                      128 Sidney Street
                      Cambridge, MA 02139
                      Attn: Chief Executive Officer

     With a copy to:  Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
                      One Financial Center
                      Boston, MA  02111
                      Attn: Jeffrey M. Wiesen, Esq
                      Telecopy: 617-542-2241

     If to ABX:       Abgenix, Inc.
                      7601 Dumbarton Circle
                      Fremont, California 94555
                      Attn: President



Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

      With a copy to: Gray Cary Ware & Freidenrich LLP
                      4365 Executive Drive, Suite 1600
                      San Diego, California 92121-2189
                      Attn: Mark R. Wicker

     9.6 GOVERNING LAW. This Agreement will be construed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts (excluding its body of law controlling conflicts of law).

     9.7 LIMITATIONS. Except as set forth elsewhere in this Agreement, neither Party grants to the other Party any right or license to any of its intellectual property.

     9.8 ENTIRE AGREEMENT. This is the entire Agreement between the Parties with respect to the subject matter hereof and supersedes all prior representations, understandings and agreements between the Parties with respect to the subject matter hereof. No modification shall be effective unless in writing with specific reference to this Agreement and signed by the Parties.

     9.9 WAIVER. The terms or conditions of this Agreement may be waived only by a written instrument executed by the Party waiving compliance. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term shall be deemed as a continuing waiver of such condition or term or of another condition or term.

     9.10 HEADINGS. Section and subsection headings are inserted for convenience of reference only and do not form part of this Agreement.

     9.11 ASSIGNMENT. Neither this Agreement nor any right or obligation hereunder may be assigned, delegated or otherwise transferred , in whole or part, by either party without the prior express written consent of the other; provided, however, that either party may, without the written consent of the other, assign this Agreement and its rights and delegate its obligations hereunder to its Affiliates, or in connection with the transfer or sale of all or substantially all of such party's assets or business related to this Agreement, or in the event of its merger, consolidation, change in control or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment in violation of this
Section 9.11 shall be void. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the parties.

     9.12 FORCE MAJEURE. Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party. In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.




Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

     9.13 CONSTRUCTION. The Parties hereto acknowledge and agree that: (i) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

     9.14 DISPUTES.

          9.14.1 The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the term of this Agreement which relates to either Party's rights and/or obligations hereunder. In the event of the occurrence of such a dispute, either Party may, by written notice to the other Party, have such dispute referred to their respective senior officials designated below or their successors, for attempted resolution by good faith negotiations within thirty (30) days after such notice is received. Said designated senior officials are as follows:

     For ABX: Chief Executive Officer

     For IMMUNOGEN: Chief Executive Officer





Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

     In the event the designated senior officials are not able to resolve such dispute within the thirty (30) day period, either Party may invoke the provisions of Section 9.14.2.

         9.14.2 Any dispute, controversy or claim initiated by either Party arising out of, resulting from or relating to this Agreement, or the performance by either Party of its obligations under this Agreement (other than bona fide third party actions or proceedings filed or instituted in an action or proceeding by a Third Party against a Party), whether before or after termination of this Agreement, shall be finally resolved by binding arbitration. Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party. Any such arbitration shall be conducted under the Commercial Arbitration Rules of the American Arbitration Association by a panel of three arbitrators appointed in accordance with such rules. Any such arbitration shall be held in Boston, Massachusetts if initiated by ABX, and in San Francisco, California if initiated by IMMUNOGEN. The method and manner of discovery in any such arbitration proceeding shall be governed by California Code of Civil Procedure ss.1282 ET SEQ. (including without limitation California Code of Civil Procedure ss.1283.05). The arbitrators shall have the authority to grant specific performance and to allocate between the parties the costs of arbitration in such equitable manner as they determine. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be. In no event shall a demand for arbitration be made after the date when institution of a legal or equitable proceeding based upon such claim, dispute or other matter in question would be barred by the applicable statute of limitations. Notwithstanding the foregoing, either Party shall have the right, without waiving any right or remedy available to such Party under this Agreement or otherwise, to seek and obtain from any court of competent jurisdiction any interim or provisional relief that is necessary or desirable to protect the rights or property of such Party, pending the selection of the arbitrators hereunder or pending the arbitrators' determination of any dispute, controversy or claim hereunder.

     9.15 SEVERABILITY. If any provision(s) of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the Term hereof, it is the intention of





Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

the Parties that the remainder of this Agreement shall not be affected thereby provided that a Party's rights under this Agreement are not materially affected. The Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid, illegal or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

     9.16 STATUS. Nothing in this Agreement is intended or shall be deemed to constitute a partner, agency, employer-employee, or joint venture relationship between the Parties.

     9.17 INDEMNIFICATION.

          9.17.1 ABX INDEMNITY. ABX shall [________] and [_____________
_____________________] and [__________________________________], and [______]
and [______________________________](the "Indemnitees")
[____________________________ ____________________] (including
[______________________] and [_______________]) [_________] or
[_______________________], or [________], in connection with [_________
______________________________________], including, without limitation,
[____________ ________________] matters (but
[_________________________________________________ ______], which are
[______________________]), to the extent arising out of (i) [_________
______________] in the [______________________________________________________
__________________________________] of any [_________________________________
______________________________________] under this Agreement, (ii)
[_______________] of this Agreement [_____], or (iii)
[_____________________________] of the [__________], in any [_______] under this
Section 9.17.1 except to [_______________________________] therefor under
Section 9.17.2 below.

          9.17.2 IMMUNOGEN INDEMNITY. Subject to Section 9.17.1 above,
IMMUNOGEN shall indemnify, defend and hold harmless ABX, its Affiliates and their respective directors, officers, employees, and agents, and their respective successors, heirs and assigns (also the "Indemnitees"), from and against any liability, damage, loss or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon such Indemnitees, or any of them, in connection with any Third Party claims, suits, actions, demands or judgments, including, without limitation, personal injury and product liability matters (but excluding any patent, trademark or tradename infringement matters, which are governed by Section 7 above), to the extent arising out of
(i) any actions or omissions of IMMUNOGEN or subcontractor of IMMUNOGEN in the development, testing, production, manufacture or supply of any Licensed Product (or any component thereof) manufactured and supplied by IMMUNOGEN or any subcontractor of IMMUNOGEN under this Agreement, (ii) any material breach of this Agreement by IMMUNOGEN, or (iii) gross negligence or willful misconduct on the part of IMMUNOGEN.

     9.18 INDEMNIFICATION PROCEDURES. In the event that any Indemnitee is seeking indemnification under Section 9.17 above from a Party (the "Indemnifying Party"), the other







Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

Party shall notify the Indemnifying Party of such claim with respect to such Indemnitee as soon as reasonably practicable after the Indemnitee receives notice of the claim, and the Party (on behalf of itself and such Indemnitee) shall permit the Indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration) and shall cooperate as requested (at the expense of the Indemnifying Party) in the defense of the claim. The indemnification obligations under Section 9.17 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnifying Party, which consent shall not be withheld or delayed unreasonably. The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnifying Party and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by
Section 9.17.

     9.19 SECTION 365(n). All licenses granted under this Agreement are deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to "intellectual property" as defined in Section 101 of such Code. The Parties agree that the licensee may fully exercise all of its rights and elections under the U.S. Bankruptcy Code, regardless of whether either Party files for bankruptcy in the United States or other jurisdiction. The Parties further agree that, in the event a licensee elects to retain its rights as a licensee under such Code, the licensee shall be entitled to complete access to any technology licensed to it hereunder and all embodiments of such technology. Such embodiments of the technology shall be delivered to the licensee not later than:

          9.19.1 the commencement of bankruptcy proceedings against the licensor, upon written request, unless the licensor elects to perform its obligations under the Agreement, or

          9.19.2 if not delivered under Section 9.19.1 above, upon the rejection of this Agreement by or on behalf of the licensor, upon written request.

     9.20 FURTHER ASSURANCES. Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

     9.21 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.






Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representative in two (2) originals.

ABGENIX, INC.                          IMMUNOGEN, INC.


By:                                    By:
    ----------------------------          -----------------------------

Title:                                 Title:
      --------------------------             --------------------------






Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                                   SCHEDULE I

                         IMMUNOGEN BACKGROUND TECHNOLOGY


[____________________________]

_________________________________________________________________________________________________________________________________
Attorney          Country          Appl. No.           Filing Date      Priority Date   Patent No.      Issue Date   Exp. Date
Reference No.
_________________________________________________________________________________________________________________________________
[________]        [________]       [________]          [________]                       [________]
_________________________________________________________________________________________________________________________________
[________]        [________]
                                   [________]          [________]       [________]      [________]      [_______]    [______]

_________________________________________________________________________________________________________________________________
[________]        [________]       [________]          [________]       [________]                                   [______]
                                                                                        [________]      [_______]

_________________________________________________________________________________________________________________________________
[________]        [________]       [________]          [________]       [________]      [________]      [______]     [______]
_________________________________________________________________________________________________________________________________
                  [________]


_________________________________________________________________________________________________________________________________
[________]        [________]       [________]          [________]       [________]      [________]
_________________________________________________________________________________________________________________________________
[________]        [________]       [________]          [________]       [________]      [________]
_________________________________________________________________________________________________________________________________




[___________________________________________________________]
_________________________________________________________________________________________________________________________________
Attorney          Country          Appl. No.           Filing Date      Priority Date   Patent No.      Issue Date   Exp. Date
Reference No.
_________________________________________________________________________________________________________________________________

[________]        [________]       [________]          [________]                       [________]
_________________________________________________________________________________________________________________________________

[_____________________________]
_________________________________________________________________________________________________________________________________
Attorney          Country          Appl. No.           Filing Date      Priority Date   Patent No.      Issue Date   Exp. Date
Reference No.
_________________________________________________________________________________________________________________________________
[________]        [________]       [________]          [________]                       [________]
_________________________________________________________________________________________________________________________________




Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                                   SCHEDULE II

                          [___________________________]

[____________________________________________________________________________
________________________________________________________].

[___________________________________________________].

___________________________________________________________________________________________________________________
[________]                                       [________]                                 [________]
___________________________________________________________________________________________________________________
___________________________________________________________________________________________________________________
[________________]              [________]                                    [________]
(a)________________________________________________________________________________________________________________
[________]                      [________]                                    [________]

___________________________________________________________________________________________________________________
[________]
___________________________________________________________________________________________________________________
[________]
___________________________________________________________________________________________________________________
 [________]                     [________]                                    [________] (b)
___________________________________________________________________________________________________________________
[________]                      [________]                                    [________](b)
___________________________________________________________________________________________________________________
[________]                      [________]                                    [________](b)
___________________________________________________________________________________________________________________
[________]                      [________]                                    [________]
___________________________________________________________________________________________________________________
[________]                      [________]                                    [________]
___________________________________________________________________________________________________________________

[________]                      [________]                                    [________]
___________________________________________________________________________________________________________________
[________]:
[________] (c)                  [________]                                    [________]
and/or
                                ___________________________________________________________________________________
                                ___________________________________________________________________________________
[________] (c)                  [________]
                                                                               [________] (d)
___________________________________________________________________________________________________________________

(a)      [________]



(b)      [________].

(c)      [________].

(d)      [________].




Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                       FORM OF EXCLUSIVE LICENSE AGREEMENT

     This Exclusive License Agreement ("Agreement") is made effective as of as of _________, 20__ (the "Effective Date") by and between IMMUNOGEN, INC., a Massachusetts corporation with a principal place of business at 128 Sidney Street, Cambridge, Massachusetts 02139 ("IMMUNOGEN"), and ABGENIX, INC., a Delaware corporation with a place of business at 7601 Dumbarton Circle, Fremont, California 94555 ("ABX"). IMMUNOGEN and ABX are each hereafter referred to individually as a "Party" and together as the "Parties".

     WHEREAS, ABX is the owner of or otherwise controls certain patents and technology relating to antibodies; and

     WHEREAS, IMMUNOGEN is the owner of or otherwise controls certain proprietary patents and technology relating to or otherwise useful in the conjugation of certain cytotoxic compounds such as DM1 (as hereinafter defined) to antibodies; and

     WHEREAS, ABX desires to obtain certain rights from IMMUNOGEN to develop and commercialize one or more conjugates of certain cytotoxic compounds and antibodies and IMMUNOGEN is willing to grant to ABX such rights on the terms provided herein; and

     WHEREAS, the Parties have heretofore executed an Option and License Agreement (as hereinafter defined) pursuant to which IMMUNOGEN has granted ABX certain options related to IMMUNOGEN's proprietary technology and know-how; and

     WHEREAS, ABX has exercised an Option (as hereinafter defined) to obtain such rights and, in connection therewith, desires to enter into this Agreement in accordance with the terms of the Option and License Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

                                 1. DEFINITIONS

     Whenever used in the Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified.

     1.1 "ABX ANTIBODY" shall mean any antibody or fragment thereof directed to the Target.

     1.2 "ADVERSE EVENT" shall mean any serious adverse event or medical occurrence in a patient or subject who is administered a Licensed Product, whether or not

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

considered related to the Licensed Product, including, without limitation, any undesirable sign (including abnormal laboratory findings of clinical concern), symptom or disease temporally associated with the use of such Licensed Product.

     1.3 "AFFILIATE" shall mean any corporation, firm, limited liability company, partnership or other entity which directly controls or is controlled by or is under common control with a Party to this Agreement. "Control" for purposes of this Section 1.3 means ownership, directly or indirectly through one or more Affiliates, of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity.

     1.4 "BLA" shall mean a biologics license application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) filed with the FDA seeking Regulatory Approval to market and sell any Licensed Product in the United States for a particular indication within the Field.

     1.5 "CLINICAL MATERIALS" shall mean (a) supplies of ansamitocin P-3, DM1, and/or any other May Compound as manufactured in accordance with all applicable GMPs and other legal requirements and all applicable Specifications for such May Compound for use in human clinical testing, and (b) supplies of any Licensed Product as manufactured in accordance with all applicable GMPs and other legal requirements and all applicable Specifications for such Licensed Product for use in human clinical testing of any Licensed Product.

     1.6 "COMBINATION PRODUCT" shall mean any Licensed Product that contains, in addition to any conjugate of any ABX Antibody with any May Compound, one or more other ingredients that has biologic activity.

     1.7 "CONTROL" OR "CONTROLLED" shall mean (a) with respect to patents, know-how or other intangible rights, the possession by Party of the ability to grant a license or sublicense of such patent rights, know-how or other intangible rights as provided for herein without violating the terms of any arrangement or agreements between such Party and any Third Party and (b) with respect to any material, the possession by a Party of the ability to use such material as provided herein without violating the terms of any agreement between such Party and any Third Party.

     1.8 [________________] shall mean [_________________________], whether
[________________________________________________________], and shall include, without limitation, [_____________________________________________], in each case [_____________________________________]. [___________________] shall include, without limitation, [________________].

     1.9 "DEVELOPMENT" AND "DEVELOP" shall mean, with respect to any Licensed Product, all activities with respect to such Licensed Product relating to research, development

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

and seeking, obtaining and/or maintaining any Regulatory Approval for such Licensed Product in the Field in the Territory, including without limitation, all pre-clinical research and development activities, all human clinical studies, all activities relating to developing the ability to manufacture any Licensed Product or any component thereof (including, without limitation, process development work), and all other activities relating to seeking, obtaining and/or maintaining any Regulatory Approvals from the FDA and/or any Foreign Regulatory Authority.

     1.10 "DM1" shall mean that certain maytansine derivative having the specific chemical name N2'-deacetyl-N2'-(3-mercapto-1-oxopropyl)-maytansine.

     1.11 "DRUG APPROVAL APPLICATION" shall mean any application for Regulatory Approval (including pricing and reimbursement approvals) required prior to any commercial sale or use of a Licensed Product in any country or jurisdiction in the Territory, including, without limitation, (a) any BLA, NDA or other regulatory application filed with the FDA required prior to any commercial sale or use of a Licensed Product in the United States, and (b) any equivalent application (including an MAA) filed with any Foreign Regulatory Authority for Regulatory Approval (including pricing and reimbursement approvals) required prior to any commercial sale or use of a Licensed Product in any country or jurisdiction in the Territory.

     1.12 "FDA" shall mean the United States Food and Drug Administration and any successor agency or authority thereto.

     1.13 "FIELD" shall mean any human medical use.

     1.14 "FIRST COMMERCIAL SALE" shall mean the date of the first commercial sale (other than for purposes of obtaining Regulatory Approval) of a Licensed Product by or on behalf of ABX or an Affiliate or Sublicensee of ABX.

     1.15 "FOREIGN REGULATORY AUTHORITIES" shall mean any applicable supranational, national, federal, state or local regulatory agency, department, bureau or other governmental entity of any country or jurisdiction in the Territory (other than the FDA in the United States), having responsibility in such country or jurisdiction for any Regulatory Approvals of any kind in such country or jurisdiction, and any successor agency or authority thereto.

     1.16 "FULLY BURDENED MANUFACTURING COST" shall mean, with respect to any Preclinical Materials or Clinical Materials produced by IMMUNOGEN for ABX under this Agreement, the sum of the following components as determined by IMMUNOGEN in accordance with generally accepted accounting principles in the United States, consistently applied, and consistent with the application given to other goods produced by IMMUNOGEN: (a) the costs of goods produced, including, without limitation, direct labor, material and product testing costs of such Preclinical Materials or Clinical Materials; (b) any Third Party royalty costs that are actually paid by IMMUNOGEN and are based solely and directly on the manufacture and sale to ABX of such Preclinical Materials or Clinical Materials; (c) all overhead costs incurred by IMMUNOGEN directly and solely attributable to the cost of goods under clause (a) above, including, without limitation, supervisory services, occupancy costs, payroll, information

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

systems, human relations, purchasing, accounts receivable or accounts payable functions, and other general and administrative functions; and (d) any other costs borne by IMMUNOGEN directly and solely for the transport, customs clearance, duty and/or insurance for such Preclinical Materials or Clinical Materials to ABX hereunder.

     1.17 "GMPS" shall mean all good manufacturing practices under Title 21 of the United States Code of Federal Regulations, as amended from time to time.

     1.18 "IMMUNOGEN BACKGROUND TECHNOLOGY" shall mean all inventions, discoveries, patent rights, trade secrets and know-how, including without limitation, laboratory scientific information and procedural techniques, Controlled by IMMUNOGEN during the term of the Option and License Agreement or the Term of this Agreement that are necessary or useful for ABX to research, develop, make, have made, use, have used, sell, offer for sale, have sold, import or have imported Licensed Products (or any component thereof, including any linker) for use in the Field; provided, however, that IMMUNOGEN Background Technology shall expressly exclude any Target Specific Rights.

     1.19 "IND" shall mean an investigational new drug application (as defined in Title 21 of the United States Code of Federal Regulation, as amended from time to time) filed or to be filed with the FDA with regard to any Licensed Product.

     1.20 "IND ACCEPTANCE" shall mean the expiration of thirty (30) days following receipt by ABX of a notice from the FDA to ABX that the FDA has received an IND for a Licensed Product filed by ABX for the purpose of obtaining approval or authority to commence human clinical trials in the United States with such Licensed Product; provided, however, that if the FDA puts a clinical hold on the IND during such thirty (30) day period, the term "IND Acceptance" shall mean that date during the term of this Agreement when ABX receives written confirmation from the FDA that the clinical hold has been removed and that ABX has the approval or authority to commence human clinical trials of such Licensed Product under such IND in the United States. Notwithstanding anything set forth herein, "IND Acceptance" shall not have occurred in any circumstances where ABX withdraws any IND filed with the FDA for a Licensed Product at any time prior to the commencement of human clinical trials with such Licensed Product in the United States.

     1.21 "INDEMNITEES" AND "INDEMNIFYING PARTY" shall have the meanings set forth in Section 9.

     1.22 "JPDC" shall have the meaning set forth in Section 3.4.1.

     1.23 "LICENSED PATENT RIGHTS" shall mean all Patent Rights covering IMMUNOGEN Background Technology. All Licensed Patent Rights as of the Effective Date are listed on Schedule I attached hereto.

     1.24 "LICENSED PRODUCT" shall mean any product containing any conjugate of any ABX Antibody with any May Compound, and shall include, without limitation, any formulation thereof (including, without limitation, any lyophilized, liquid, sustained release or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

aerosolized formulation). "Licensed Product" shall also include any and all Combination Products (if any).

     1.25 "MAA" shall mean an application filed with the relevant Foreign Regulatory Authorities in Europe seeking Regulatory Approval to market and sell any Licensed Product in Europe or any country or territory therein for a particular indication within the Field.

     1.26 "MAY COMPOUND" shall mean any and all maytansinoid compounds (including, without limitation, maytansine, ansamitocin P-3 and DM1), whether produced by a botanical source, natural fermentation or chemical synthesis, and shall include, without limitation, all variants, fragments or derivatives of any of the foregoing, in each case owned or otherwise Controlled by IMMUNOGEN. May Compounds shall include, without limitation, DM1.

     1.27 "NDA" shall mean a new drug application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) filed with the FDA seeking Regulatory Approval to market and sell any Licensed Product in the United States for a particular indication within the Field.

     1.28 "NET SALES" shall mean, as to each calendar quarter during the Term, the gross invoiced sales prices charged for all Licensed Products sold by ABX, its Affiliates or its Sublicensees to Third Parties throughout the Territory during such calendar quarter, less the following amounts incurred or paid by ABX or its Affiliates or Sublicensees during such calendar quarter with respect to sales of Licensed Products regardless of the calendar quarter in which such sales were made:

          1.28.1 trade, cash and quantity discounts or rebates actually allowed or taken, including discounts or rebates to governmental or managed care organizations;

          1.28.2 credits or allowances actually given or made for rejection of or return of, and for uncollectible amounts on, previously sold Licensed Products or for retroactive price reductions (including Medicare and similar types of rebates);

          1.28.3 any charges for insurance, freight, and other transportation costs directly related to the delivery of Licensed Product to the extent included in the gross invoiced sales price;

          1.28.4 any tax, tariff, duty or governmental charge levied on the sales, transfer, transportation or delivery of a Licensed Product (including any tax such as a value added or similar tax or government charge) borne by the seller thereof, other than franchise or income tax of any kind whatsoever; and

          1.28.5 any import or export duties or their equivalent borne by the seller. "Net Sales" shall not include sales or transfers between ABX and its Affiliates or Sublicensees, unless the Licensed Product is consumed by the Affiliate or Sublicensee.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

     1.29 "OPTION" shall have the meaning set forth in the Option and License Agreement.

     1.30 "OPTION AND LICENSE AGREEMENT" shall mean that certain Option and License Agreement dated as of September 5, 2000, by and between IMMUNOGEN and ABX.

     1.31 "PATENT RIGHTS" shall mean the rights and interests in and to any and all issued patents and pending patent applications (including inventor's certificates and utility models) in any country or jurisdiction in the Territory, including any and all provisionals, non-provisionals, substitutions, continuations, continuations-in-part, divisionals and other continuing applications, supplementary protection certificates, renewals, all letters patent on any of the foregoing, and any and all reissues, reexaminations, extensions, confirmations, registrations and patents of addition on any of the foregoing.

     1.32 "PHASE II CLINICAL STUDY" shall mean, as to a particular Licensed Product for a particular indication, a controlled and lawful study in humans of the safety, dose ranging and efficacy of such Licensed Product for such indication, which is prospectively designed to generate sufficient data (if successful) to commence a Phase III Clinical Trial of such Licensed Product for such indication.

     1.33 "PHASE III CLINICAL TRIAL" shall mean, as to a particular Licensed Product for a particular indication, a controlled and lawful study in humans of the safety and efficacy of such Licensed Product for such indication, which is prospectively designed to demonstrate statistically whether such Licensed Product is safe and effective for use in such indication in a manner sufficient to file a BLA or NDA to obtain Regulatory Approval to market and sell that Licensed Product in the United States for the indication under investigation in such study.

     1.34 "PRECLINICAL MATERIALS" shall mean (a) supplies of ansamitocin P-3, DM1 and/or any other May Compound as manufactured in accordance with all applicable legal requirements and all applicable Specifications for such May Compound for use in preclinical testing, and (b) supplies of any Licensed Product as manufactured in accordance with all applicable legal requirements and all applicable Specifications for such Licensed Product for use in preclinical testing of any Licensed Product.

     1.35 "REGULATORY APPROVAL" shall mean any and all approvals (including pricing and reimbursement approvals), product and establishment licenses, registrations or authorizations of any kind of the FDA or its foreign equivalent necessary for the development, pre-clinical and/or human clinical testing, manufacture, quality testing, supply, use, storage, importation, export, transport, marketing and sale of a Licensed Product (or any component thereof) for use in the Field in any country or other jurisdiction in the Territory.

     1.36 "SPECIFICATIONS" shall mean any specifications specified by ABX and reasonably acceptable to IMMUNOGEN relating to the manufacturing and supply of any May Compound and/or Licensed Product hereunder.

     1.37 "SUBLICENSEE" shall have the meaning set forth in Section 2.1.1(b).

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

     1.38 "TARGET" shall mean _________________________.

     1.39 "TARGET SPECIFIC RIGHTS" shall mean all inventions, discoveries, patent rights, trade secrets and know-how, including without limitation, laboratory scientific information and procedural techniques, Controlled by IMMUNOGEN during the term of the Option and License Agreement or the Term of this Agreement constituting (a) the composition of matter or use of the Target,
(b) the composition of matter or use of an antibody binding to the Target, or
(c) the composition of matter or use of a conjugate of an antibody binding to the Target with a May Compound.

     1.40 "TECHNOLOGY" shall mean and include any and all unpatented proprietary ideas, inventions, discoveries, Confidential Information, materials, data, results, formulae, designs, specifications, methods, processes, formulations, techniques, ideas, know-how, technical information (including, without limitation, structural and functional information), process information, pre-clinical information, clinical information, and any and all proprietary biological, chemical, pharmacological, toxicological, pre-clinical, clinical, assay, control and manufacturing data and materials.

     1.41 "TERM" shall mean the period commencing on the Effective Date and continuing until the expiration or termination of this Agreement in accordance with the terms hereof (including Section 7).

     1.42 "TERRITORY" shall mean all countries and jurisdictions of the world.

     1.43 "THIRD PARTY" shall mean any person or entity other than ABX, IMMUNOGEN and their respective Affiliates.

     1.44 "THIRD PARTY PAYMENTS" shall have the meaning set forth in Section 4.3.2.

     1.45 "VALID CLAIM" shall mean a claim in an issued, unexpired patent within the Licensed Patent Rights that (i) has not been finally cancelled, withdrawn, abandoned or rejected by any administrative agency or other body of competent jurisdiction, and (ii) has not been revoked, held invalid, or declared unpatentable or unenforceable in a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, and (iii) has not been rendered unenforceable through disclaimer or otherwise, and (iv) is not lost through an interference proceeding.

                               2. GRANT OF RIGHTS

               2.1 LICENSE GRANT.

                    2.1.1 LICENSE TO ABX.

                         (a) IMMUNOGEN hereby grants to ABX an exclusive (even
as to IMMUNOGEN) license within the Territory, including the right to grant sublicenses as described in Section 2.2 below, under the Licensed Patent Rights and IMMUNOGEN

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

Background Technology to research, develop, make, have made, use, have used, sell, offer for sale, have sold, import and have imported Licensed Products, for any and all uses within the Field, subject to the other terms and conditions of this Agreement. Promptly, but not less than quarterly, IMMUNOGEN shall deliver to ABX all IMMUNOGEN Background Technology not previously delivered to ABX.

                         (b) ABX shall have the right freely to grant
sublicenses to all or any portion of its rights under the license granted pursuant to Section 2.1.1 hereof to any Affiliate or Third Party (in any case, a "Sublicensee"); provided, however, that ABX shall remain obligated for payment of royalty and milestone obligations as set forth in Section 4.

                         (c) [_____________________________] or [_______] to
[________________], or otherwise [______________________] concerning, a
[_____________ __________] to the [__________].

                          2.1.2 LICENSE TO IMMUNOGEN.

                         (a) To the extent legally possible, [______] hereby
[_________ __________] a [____________________________________________________
_______________________], if any, in any [_____________________________________]
to the [_____________________] to or [____________] of the [____________] that are [______ ________________] of this Agreement, [__________] to the
[__________] to [______________ ______________________] and [____________] to
[__________________________________ __________] to [________] and/or
[_________________] and/or [__________(____________] to a [________________] or
a [____________], each as defined in the Option and License Agreement).

                         (b) Such [______] to [_________] includes the
[__________ ________] to [___________] from [_____________________________
_____________________________] to the [________] they [_____________] or
[___________] of the [____________ _____] to [______________] with the
[_________] to [_______________] hereunder, and [_____________________________]
to [________________________]. Notwithstanding the foregoing, the [______________________________] pursuant to this Section 2.1.2 [_________
_________________] of [__________] to [__________________] (as defined in the
Option and License Agreement).

        2.2 IMMUNOGEN RETAINED RIGHTS; ABX TECHNOLOGY OR PATENT RIGHTS.

                    2.2.1 RETAINED RIGHTS. Subject to the other terms of this Agreement and the Option and License Agreement, IMMUNOGEN retains the right to use the IMMUNOGEN Background Technology and practice the Licensed Patent Rights
(i) to perform its work under Sections 3.3, 3.4, 3.5 and 3.6 hereof relating to the JPDC and to manufacture and supply of Preclinical Materials and Clinical Materials for ABX (and its Sublicensees), and (ii) to research, develop, make, have made, use, have used, sell, offer for sale, have sold, import and have imported any product that is not a Licensed Product.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                    2.2.2 NO RIGHTS TO ABX TECHNOLOGY OR PATENT RIGHTS. Except as otherwise expressly set forth in Section 2.1.2, nothing in this Agreement shall be construed as a grant to IMMUNOGEN of any license or other rights with respect to any Technology (including, without limitation, any Confidential Information) or Patent Rights owned or Controlled (in whole or in part) by ABX.

               2.3 IN LICENSES. IMMUNOGEN represents and warrants to ABX that it has provided ABX true and correct copies of all agreements pursuant to which Licensed Patent Rights or IMMUNOGEN Background Technology, existing as of the Effective Date, is licensed to or otherwise acquired by IMMUNOGEN from a Third Party. IMMUNOGEN promptly shall provide ABX with true and correct copies of all agreements pursuant to which Licensed Patent Rights or IMMUNOGEN Background Technology, licensed or acquired after the Effective Date, is licensed to or otherwise acquired by IMMUNOGEN from a Third Party; provided, however, that IMMUNOGEN shall have the right to redact confidential financial information and any provisions that shall not bind ABX. To the extent the Licensed Patent Rights or IMMUNOGEN Background Technology are licensed to or acquired by IMMUNOGEN from a Third Party and are reasonably necessary to permit ABX to exercise its rights granted hereunder, IMMUNOGEN shall use reasonable commercial efforts to maintain in full force and effect such license. In the event of the termination of any such license with a Third Party, IMMUNOGEN shall cause such Third Party to grant a direct license to ABX to the extent necessary to permit ABX to exercise its rights granted hereunder, and all sums owing by ABX to such Third Party shall be fully deducted from any amounts owing to IMMUNOGEN hereunder.

           3. DEVELOPMENT AND COMMERCIALIZATION OF LICENSED PRODUCTS.

     3.1 DEVELOPMENT AND COMMERCIALIZATION.

          3.1.1 RESPONSIBILITY. On and after the Effective Date, ABX shall have full control and authority over all Development and commercialization of Licensed Products in the Field in the Territory, including, without limitation,
(i) all pre-clinical Development activities (including any pharmaceutical development work on formulations or process development relating to any Licensed Product), (ii) all activities related to human clinical trials (including any phase I studies, any Phase II Clinical Studies or any Phase III Clinical Trials), (iii) all activities relating to manufacture and supply of all ABX Antibodies, all May Compounds (including ansamitocin P-3 and DM1) and all Licensed Products, solely to the extent such activities relate to the Development and commercialization of Licensed Products (including all required process development and scale up work with respect thereto), (iv) all marketing, promotion, sales, distribution, import and export activities relating to any Licensed Product (including any post-marketing trials or databases and post-marketing safety surveillance), and (v) all activities relating to any regulatory filings, registrations, applications and Regulatory Approvals relating to any of the foregoing (including any INDs or foreign equivalents, any manufacturing facility validation and/or licensure, any Drug Approval Applications and any other Regulatory Approvals). Except as described in the next sentence, ABX shall own all data, results and all other information arising from any such activities under this Agreement, including, without limitation, all regulatory filings, registrations, applications and Regulatory Approvals relating to

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

Licensed Products (including any INDs or foreign equivalents, any Drug Approval Applications and any other Regulatory Approvals), and all of the foregoing information, documentation and materials shall be considered Confidential Information and Technology solely owned by ABX. IMMUNOGEN shall own all data, results and all other information arising from IMMUNOGEN's activities directly regarding the manufacture and supply of May Compounds to ABX (other than activities undertaken at the request of ABX), and all of the foregoing information, documentation and materials shall be considered Confidential Information and Technology solely owned by IMMUNOGEN. All activities relating to Development and commercialization by or on behalf of ABX under this Agreement shall be undertaken at ABX's sole cost and expense, except as otherwise expressly provided in this Agreement.

          3.1.2 DILIGENCE. ABX will exercise its commercially reasonable efforts and diligence in Developing and commercializing Licensed Products in accordance with its business, legal, medical and scientific judgment, and in undertaking investigations and actions required to obtain appropriate Regulatory Approvals necessary to market Licensed Products in the Field in the Territory, such reasonable efforts and diligence to be in accordance with the efforts and resources ABX would use for a compound owned by it or to which it has rights, which is of similar market potential at a similar stage in development as the applicable Licensed Product, taking into account the competitiveness of the marketplace, the proprietary position of the Licensed Product, the relative potential safety and efficacy of the Licensed Product, the regulatory requirements involved in its Development, commercialization and Regulatory Approval, the cost of goods and availability of capacity to manufacture and supply the Licensed Product at commercial scale, the profitability of the applicable Licensed Product, and other relevant factors including, without limitation, technical, legal, scientific or medical factors. In the event that [_______________] its [___________] to [___________________________], then on a
Licensed Product-by-Licensed Product basis as to the Licensed Product [_________ ___________________________________________________________________________,
___________________________] shall be, in its [___________], (i) to
[__________________ _________________] of this Agreement [____________________
___________] (including the [________] and [______] therein) or (ii) to
[_______________________________] of this Agreement from [____________________
________], in either case [____] as [__________] apply to [_____________], which
[_________] or [__________], as the case may be, shall [_______________________
___________________________________________] provided that [___ ________]
remains [___________________________].

     3.2 UPDATES AND REPORTS; EXCHANGES OF ADVERSE EVENT INFORMATION.

          3.2.1 UPDATES AND REPORTS. ABX (or its Sublicensee) shall provide IMMUNOGEN with brief written reports no less frequently than on [___________] of the [________________ (______________] with the [____________] of the
[____________]) summarizing ABX's material efforts to Develop and commercialize all Licensed Products hereunder, identify the Drug Approval Applications with respect to any Licensed Product that ABX and its Sublicensees have filed, sought or obtained in the prior [______________] period, and any they reasonably expect to make, seek or attempt to obtain in the following [__________ ____] period. In addition, ABX (or its Sublicensee) shall provide IMMUNOGEN with prompt written notice of the occurrence of any event giving rise to an obligation to make a milestone

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

payment to IMMUNOGEN under Section 4.2, and shall provide IMMUNOGEN with prompt written notice of the occurrence of the First Commercial Sale of any particular Licensed Product.

          3.2.2 ADVERSE EVENTS. In addition to such reports, ABX agrees to provide IMMUNOGEN with Adverse Event information relating to Licensed Products (but not relating to any other products of ABX) as compiled by ABX in the normal course of business in connection with the Development, commercialization or sale of any Licensed Product, within time frames consistent with IMMUNOGEN's reporting obligations under applicable laws and regulations. IMMUNOGEN agrees to provide ABX with Adverse Event information relating to any product containing any May Compound (but not any other products of IMMUNOGEN or such Third Party) that is compiled by IMMUNOGEN or any Third Party in the normal course of business in connection with the development, commercialization or sale of any such product, within time frames consistent with ABX's reporting obligations under applicable laws and regulations.

          3.2.3 CONFIDENTIAL INFORMATION. All reports, updates, Adverse Event and other information provided by one Party to the other Party under this Agreement (including under this Section 3), shall be considered Confidential Information of the disclosing Party, subject to the terms of Section 5.

     3.3 TECHNICAL ASSISTANCE BY IMMUNOGEN. In connection with the exclusive grant of rights to ABX under Section 2.1 above, and subject to the other terms of this Agreement, IMMUNOGEN shall provide ABX such information and materials comprising the IMMUNOGEN Background Technology and/or Licensed Patent Rights as ABX may reasonably request. Without limiting the generality of the foregoing, IMMUNOGEN shall provide all of such technical assistance within IMMUNOGEN's area of expertise concerning the Development and commercialization of Licensed Products as may be reasonably requested by ABX from time to time during the Term, provided that such technical assistance and expertise is within the scope of the IMMUNOGEN Background Technology and/or Licensed Patent Rights covered under this Agreement. Such technical assistance and expertise shall include, but not be limited to, visits by IMMUNOGEN personnel to ABX and visits by ABX personnel to IMMUNOGEN, at ABX's expense, at such times and for such periods of time as may be reasonably acceptable to the Parties. Additionally, at the reasonable request of ABX, IMMUNOGEN shall transfer all applicable IMMUNOGEN Background Technology, and provide such technical assistance, to such Third Party collaborator, sublicensee or contract manufacturer as ABX designates.

     3.4 JOINT PROCESS DEVELOPMENT COMMITTEE.

          3.4.1 MANDATE AND ESTABLISHMENT OF COMMITTEE. The Joint Process Development Committee ("JPDC") formed pursuant to the Option and License Agreement, shall serve as a forum for coordination and communication between the Parties with respect to Development (to the extent ABX requests the assistance or services of IMMUNOGEN) of manufacturing processes applicable to any May Compound or Licensed Product covered by this Agreement (including, without limitation, all process science and process development work, formulation work, and quality control/assurance work hereunder), to assist ABX in its exercise of its rights to make or have made Licensed Products under this Agreement. The input of the

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

IMMUNOGEN representatives on the JPDC shall be reasonably considered by the JPDC; provided, however, that, all decisions of the JPDC shall be subject to the final approval of ABX.

          3.4.2 CHAIR OF COMMITTEE; MEETINGS. The chair of the JPDC shall be one of the ABX representatives on the JPDC, as designated by ABX. All decisions of the JPDC shall be subject to the approval of ABX. The JPDC shall meet on a semi-annual basis or other schedule agreed upon by the Parties, unless at least thirty (30) days in advance of any meeting there is a determination by the Chair of the JPDC that no new business or other activity has transpired since the previous meeting, and that there is no need for a meeting. In such instance, the next JPDC meeting shall also be scheduled as agreed upon by the Parties. The location of such meetings shall alternate between IMMUNOGEN's offices in the Cambridge, Massachusetts metropolitan area and ABX's offices in the Fremont, California metropolitan area unless otherwise agreed upon between the Parties. As agreed upon by the Parties, JPDC meetings may be face-to-face meetings or may be conducted through teleconferences and/or videoconferences. In addition to its JPDC representatives, each Party shall be entitled to have such additional number (as the Parties mutually agree) of other employees attend such meetings to present and participate, though not in a decision-making capacity. Each Party shall bear all costs and expenses, including travel and lodging expense, that may be incurred by its JPDC representatives or other of its attendees at JPDC meetings. Minutes of each JPDC meeting will be transcribed and issued to the members of the JPDC by the Chair within thirty (30) days after each meeting and shall be reviewed and modified as mutually required to obtain approval promptly thereafter.

     3.5 SUPPLY OF PRECLINICAL MATERIALS. In the event that, during the Term of this Agreement, ABX desires IMMUNOGEN to supply ABX with quantities of Preclinical Materials in order to conduct all pre-clinical Development activities relating to Licensed Products, ABX shall provide IMMUNOGEN with written notice of same and the Parties shall negotiate in good faith and execute a supply agreement providing for such supply. IMMUNOGEN shall deliver all ordered amounts in accordance with advance ordering timeframes and delivery timeframes to be agreed upon by the Parties through such mutually acceptable written supply agreement for such purpose. In connection with any ordering of Preclinical Materials by ABX, IMMUNOGEN shall provide ABX promptly with IMMUNOGEN's good faith estimate of the Fully Burdened Manufacturing Cost for manufacture and supply of such Preclinical Materials. IMMUNOGEN's price to supply Preclinical Materials to ABX shall equal [_____] of IMMUNOGEN's Fully Burdened Manufacturing Cost for such Preclinical Materials as approved by ABX. Nothing herein shall preclude ABX from making its own arrangements for manufacture and supply of Preclinical Materials on its own or with Third Parties. ABX hereby agrees that (a) it shall not use the Preclinical Materials in any human subject, and (b) it shall use the Preclinical Materials in compliance with all applicable federal, state and local laws and regulations.

     3.6 SUPPLY OF CLINICAL MATERIALS. In the event that, during the Term of this Agreement, IMMUNOGEN desires to supply ABX with quantities of Clinical Materials in order to conduct all human clinical trials of Licensed Products through the conclusion of Phase II Clinical Studies, ABX shall provide IMMUNOGEN with written notice of same and the Parties shall negotiate in good faith and execute a supply agreement providing for such supply. IMMUNOGEN shall deliver all ordered amounts in accordance with forecasting parameters,

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

advance ordering timeframes and delivery timeframes to be agreed upon by the Parties such mutually acceptable written supply agreement for such purpose. In connection with any ordering of Clinical Materials by ABX, IMMUNOGEN shall provide ABX promptly with IMMUNOGEN's good faith estimate of the Fully Burdened Manufacturing Cost for manufacture and supply of such Clinical Materials. IMMUNOGEN's price to supply Clinical Materials to ABX shall equal [_______] of IMMUNOGEN's Fully Burdened Manufacturing Cost for such Clinical Materials as approved by ABX. Nothing herein shall preclude ABX from making its own arrangements for manufacture and supply of Clinical Materials on its own or with Third Parties. ABX hereby agrees that it shall use the Clinical Materials in compliance with all applicable federal, state and local laws. IMMUNOGEN shall provide ABX with all information, filings and assistance regarding manufacturing as reasonably requested by ABX in connection with applications for Regulatory Approvals.

                           4. PAYMENTS AND ROYALTIES

     4.1 LICENSE FEE. Within thirty (30) days after the Effective Date, ABX shall pay to IMMUNOGEN the nonrefundable, noncreditable license fee of [________ ___________].

     4.2 MILESTONE PAYMENTS FOR LICENSED PRODUCTS.

          4.2.1 MILESTONES. ABX will make the following nonrefundable, noncreditable payments to IMMUNOGEN within thirty (30) days after the first achievement of each of the milestones set forth below:

     MILESTONE                                  MILESTONE PAYMENT
     ---------                                  -----------------

     (a) [__________________________]           [________________]

     (b) [__________________________]           [________________]

     (c) [__________________________]           [________________]

     (d) [__________________________]           [________________]

     (e) [__________________________]           [________________]

     (f) [__________________________]           [________________]

     (g) [__________________________]           [________________]

          4.2.2 If the milestone described in [__________], is [___________
__________] of the milestone described in [________________], then [__________
_______] to IMMUNOGEN hereunder of the milestone payment described in [_______________], [_______ ____________________________________________] of the
milestone payment described in [_________________].

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

          4.2.3 It is hereby acknowledged and agreed that any milestone payment shall be made only once, with respect to the first achievement of the relevant milestone for the first Licensed Product, regardless of how many times such milestones are achieved by Licensed Products and regardless of how many times a particular Licensed Product achieves such milestones. ABX shall notify IMMUNOGEN of the achievement of milestones hereunder as provided in Section 3.2.1 above.

     4.3 PAYMENT OF ROYALTIES; ROYALTY RATES; ACCOUNTING FOR ROYALTIES AND RECORDS.

          4.3.1 ROYALTY PAYMENTS.

               (a) In consideration of the grant of the license by IMMUNOGEN hereunder, and subject to the other terms of this Agreement (including the remainder of this Section 4), commencing on the first date of First Commercial Sale of each Licensed Product in such country or jurisdiction in the Territory, ABX shall pay to IMMUNOGEN the following royalties based on total Net Sales of each Licensed Product sold by ABX and/or its Affiliates, on an incremental basis in each calendar year during the Term, at the following rates:

     For Net Sales of Licensed Product           Royalty Rate
     in any Calendar Year During the Term:       (% of Net Sales)
     ------------------------------------        ----------------

     [__________________________________________________________]

     [__________________________________________________________]

               (b) In consideration of the grant of the license by IMMUNOGEN hereunder, and subject to the other terms of this Agreement (including the remainder of this Section 4), commencing on the first date of First Commercial Sale of each Licensed Product in such country or jurisdiction in the Territory, ABX shall pay to IMMUNOGEN the following royalties based on total Net Sales of each Licensed Product sold by each Sublicensee, on an incremental basis in each calendar year during the Term, at a rate equal to [____________________________ _________________________________________________] in consideration for the grant of the sublicense under the Licensed Patents and IMMUNOGEN Background Technology; provided, however, that the royalty rate under this Section 4.3.1(b) for any royalty period shall not be (i) less than [__________________________ ______________________________] or (ii) more than [___________________________]

          4.3.2 [______________________]. Notwithstanding anything set forth in
Section 4.3.1 above, [___________] set forth therein shall apply, [___________ __________________________________________], to [__________] of [_____________
_________________________] or [______________________] would, [_______________
___________________ _____________________________________________________]
(excluding any [_________ _________________________________________________]).
Subject to the other terms of this

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

Agreement, [_______________________________________________________] where and as of when [______________] under Section 4.3.1 [___________________] this
Section 4.3.2, [_____________________________] a [___________________________
_______] set forth in Section 4.3.1 for [______________] of [_______________].

          4.3.3 [____________]. In the event that in any royalty period, [_____], in order to [_______________________________________] of this
Agreement, [____ _______], is [_____________________________________] to
[____________ ("_________________]") (a) to [____________] to
[__________________] in the [__________] the [_________________] of a
[__________________________________________________________________] and/or (b)
to [_____________] to [_____________________________] to the [__________________
__] to [_____________________] to [________], in the [_______________] the
[_______________] to [____________________] to [______________________] as part of a [________________________________] (as [_________], to the [______________
_______________], by [___________________ _______]), then [_________] the [____]
to [_______________________________________________________________________] for
[___________________] by [_______________________] of [______________].
Notwithstanding the foregoing, such [____________________________________] for
[_____________] in [__________________] to [________________________] of
[____________________] in [_______________].

          4.3.4 [__________________]. In determining [_______] of any
[_________________] under this Agreement, [________] shall first [_______] in accordance with the definition of "Net Sales" above, then [________] by [___________] of the [________________________] in the [________________],
[__________________________________________________________________] of the
[______________________________________] of the [______________]. The
[_______________] of the [_________________] shall be for a [_______] to that
[_____________________________________] and [___________________________.] When
[___________________] is [___________] for the [___________________] shall
[___________] a [________________________] for the [______________________] the
[_____________________________________] as are then [___________] to all
[_______________________________________] and having an [__________________];
provided, however, that if [______________________________________________], the
Parties shall [__________ _____________] to [__________________________] and a
[______________________________________________].

     4.4 ONE ROYALTY. Only one royalty, calculated at the highest applicable royalty rate under this Section 4, shall be payable to IMMUNOGEN hereunder for each sale of a Licensed Product.

     4.5 ROYALTY TERM. ABX shall pay royalties with respect to each Licensed Product on a country-by-country and Licensed Product-by-Licensed Product basis until [ ______ __] (a) the [_______________________] of [_______________] of
[__________] that [_______

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

________________] or (b) [________________________] of the [___________________
_____] of [_________________________]. Following such royalty term, ABX shall have a fully paid-up, irrevocable, freely transferable and sublicensable license in such country under the relevant Licensed Patent Rights and IMMUNOGEN Background Technology, to research, develop, make, have made, use, have used, sell, offer for sale, have sold, import and have imported Licensed Products for any and all uses within the Field in such country.

     4.6 PAYMENT TERMS.

          4.6.1 PAYMENT OF MILESTONES; PAYMENT OF ROYALTIES; ROYALTY REPORTS. ABX shall make any milestone payments owed to IMMUNOGEN hereunder in United States Dollars, using the wire transfer provisions of this Section 4.6. ABX shall make any royalty payments owed to IMMUNOGEN in United States Dollars, [______________________ ______] the [_______________________] for which
[________________] (as provided in the next sentence), using the wire transfer provisions of this Section 4.6. For purposes of determining when a sale of any Licensed Product occurs under this Agreement, royalties shall accrue on the date of the invoice to the purchaser of the Licensed Product. Each royalty payment [_________________________________________________] in which [_____________
______________] in the [_________________________________], specifying: the
[_______] (if available) and [_____] in [_________________]; the [_____________]
under this Agreement; the[__________________________________], including an
[________________ ______________] in the [__________________]; the [__________
_______] to [_______] from [__________________] to [_______________] under this
Section 4.6; and the [_____________ _________________].

          4.6.2 FOREIGN CURRENCY EXCHANGE. All royalties shall be payable in full in the United States in United States Dollars, regardless of the countries in which sales are made. For the purpose of computing Net Sales for Licensed Products sold in any currency other than United States Dollars, the quarterly royalty payment will be calculated as follows:

          (A/B) x C = United States Dollars royalty payment on foreign current sales, where
          A = foreign "Net Sales" (as defined above) per quarter;
          B = foreign exchange conversion rate, expressed in local currency per United States Dollar (using as the applicable foreign exchange rate the rate published in the western edition of THE WALL STREET JOURNAL, under the heading "Money Rates," or any other mutually agreed upon source, for the last business day of the calendar quarter); and C = the royalty rate applicable to such Net Sales under this Agreement.

          4.6.3 TAX WITHHOLDING; RESTRICTIONS ON PAYMENT. All payments hereunder shall be made free and clear of any taxes, duties, levies, fees or charges, except for withholding taxes (to the extent applicable). ABX shall make any applicable withholding payments due on behalf of IMMUNOGEN and shall promptly provide IMMUNOGEN with such written documentation of any such payment as available to ABX relating to an application by IMMUNOGEN for a foreign tax credit for such payment with the United States Internal Revenue Service. If by law, regulations or fiscal policy of a particular country in the Territory, remittance of royalties in United States Dollars is restricted or forbidden, written notice thereof shall

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

promptly be given to IMMUNOGEN, and payment of the royalty shall be made by the deposit thereof in local currency to the credit of IMMUNOGEN in a recognized banking institution reasonably designated by IMMUNOGEN by written notice to ABX. When in any country in the Territory the law or regulations prohibit both the transmittal and the deposit of royalties on sales in such country, royalty payments shall be suspended for as long as such prohibition is in effect and as soon as such prohibition ceases to be in effect, all royalties that ABX would have been under an obligation to transmit or deposit but for the prohibition shall forthwith be deposited or transmitted, to the extent allowable.

          4.6.4 WIRE TRANSFERS. All payments hereunder shall be made to IMMUNOGEN by bank wire transfer in immediately available funds to the account designated by IMMUNOGEN by written notice to ABX from time to time.

     4.7 RECORDS RETENTION; REVIEW.

          4.7.1 ROYALTIES. Commencing as of the date of First Commercial Sale of the first Licensed Product, ABX and its Sublicensees shall keep for at least [_________] from the end of the calendar year to which they pertain complete and accurate records of sales by ABX or its Sublicensees, as the case may be, of each Licensed Product, in sufficient detail to allow the accuracy of the royalties to be confirmed.

          4.7.2 FULLY BURDENED MANUFACTURING COSTS. Commencing as of the Effective Date, IMMUNOGEN shall keep for at least [________] following the end of the calendar year to which they pertain complete and accurate records of all of IMMUNOGEN's Fully Burdened Manufacturing Costs for Preclinical Materials and Clinical Materials supplied to ABX (or its Sublicensee) hereunder, in sufficient detail to allow the accuracy of the Fully Burdened Manufacturing Costs to be confirmed.

          4.7.3 REVIEW. Subject to the other terms of this Section 4.7.3, at the request of either Party, upon at least thirty (30) days' prior written notice from the requesting Party, and at the expense of the requesting Party (except as otherwise provided herein), the other Party shall permit an independent certified public accountant of nationally recognized standing reasonably selected by the requesting Party and reasonably acceptable to the other Party to inspect (during regular business hours) the relevant records required to be maintained by the other Party under this Section 4.7. At IMMUNOGEN's request (which shall not be made more frequently than once per year during the Term), the accountant shall be entitled to review the then-preceding [_______] of ABX's records under this Section 4.7 for purposes of verifying ABX's royalty calculations. At ABX's request (which shall not be made more frequently than once per year during the Term), the accountant shall be entitled to review the then-preceding [_________] of IMMUNOGEN's records under this Section 4.7 for purposes of verifying IMMUNOGEN's Fully Burdened Manufacturing Cost calculations. In every case the accountant must have previously entered into a confidentiality agreement with both Parties substantially similar to the provisions of Section 5 and limiting the disclosure and use of such information by such accountant to authorized representatives of the Parties and the purposes germane to this Section 4.7. Such accountant shall report to the Parties only whether or not such calculations are correct and the amount of any discrepancy. No other information shall be shared. Results of any

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

such review shall be binding on both Parties absent manifest error. Each Party agrees to treat the results of any such accountant's review of the other Party's records under this Section 4.7 as Confidential Information of the other Party subject to the terms of Section 5. If any review reveals a deficiency in the calculation of royalties resulting from any underpayment by ABX, ABX shall promptly pay IMMUNOGEN the amount remaining to be paid, and if such underpayment is by [______________] or more, ABX shall pay the reasonable out-of-pocket costs and expenses of the review. If any review reveals a deficiency in the calculation of Fully Burdened Manufacturing Costs resulting from any overpayment by ABX, IMMUNOGEN shall promptly refund ABX the amount of any such overpayment, and if such overpayment is by [___ ___________] or more, IMMUNOGEN shall pay the reasonable out-of-pocket costs and expenses of the review.

                    5. TREATMENT OF CONFIDENTIAL INFORMATION

     5.1 CONFIDENTIAL INFORMATION. During the Term of this Agreement, each Party may disclose to the other Party confidential information, including but not limited to IMMUNOGEN Background Technology, Research Inventions, Research Data and Research Materials. Such information of the disclosing Party hereunder, if so identified in writing by the disclosing Party to the receiving Party either pursuant to this Section 5.1 or otherwise upon disclosure to the receiving Party, shall be "Confidential Information" of the disclosing Party. During the Term of this Agreement and during the term of any License Agreement, and for a period of five (5) years thereafter, except as expressly permitted hereunder, the receiving Party shall keep confidential all such Confidential Information of the other Party and will not disclose such Confidential Information of the other Party to Third Parties by publication or otherwise. Each Party further agrees not to use Confidential Information of the other Party for any purpose other than conducting research hereunder or exercising any rights granted to it or reserved by it hereunder. Upon any termination or expiration of this Agreement, upon request, a Party shall return to a requesting Party all copies of any of such requesting Party's Confidential Information which is not the subject of a License Agreement or the grant of a license hereunder, provided that it may retain one copy for its legal files. Notwithstanding the foregoing, it is understood and agreed that the receiving Party's obligations of confidentiality and nonuse herein shall not apply to any information which:

                    (a) is, at the time of disclosure by the disclosing Party hereunder, or thereafter becomes, a part of the public domain or publicly known or available through no fault or negligence of the receiving Party or any of its Affiliates; or

                    (b) was otherwise in the receiving Party's lawful possession prior to disclosure by the disclosing Party, other than under an obligation of confidentiality; or

                    (c) was independently discovered or developed by the receiving Party or any of its Affiliates, without use of the other Party's Confidential Information, as can be demonstrated by competent proof; or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                    (d) is lawfully disclosed to the receiving Party or any of its Affiliates on a non-confidential basis by a third party who is not in violation of an obligation of confidentiality to the disclosing Party relative to such information.

     Each Party may disclose information to the extent such disclosure is reasonably necessary in (i) filing and prosecuting patent applications and maintaining patents, or (ii) filing, prosecuting or defending litigation or
(iii) complying with applicable laws, regulations or court orders; provided, however, that if a Party is required to make any such disclosure of the other Party's Confidential Information or the terms of this Agreement, it will give reasonable advance notice to the other Party of such disclosure requirement and will use reasonable efforts to assist such other Party in efforts to secure confidential treatment of such information required to be disclosed.

     5.2 PUBLICITY. A Party may not use the name of the other Party in any publicity or advertising and, except as provided in Section 5.1, may not issue a press release or otherwise publicize or disclose any information related to the other Party's activities under this Agreement or the terms or conditions hereof, without the prior written consent of the other Party. Prior to execution of this Agreement, the parties have agreed upon the substance of information that can be used to describe the terms and conditions of this Agreement, and each party may disclose such information, as modified by mutual written agreement the parties, without the consent of the other party. Once any written statement is approved for disclosure by both Parties, either Party may make subsequent public disclosures of the contents of such statement without the further approval of the other Party. Nothing in the foregoing, however, shall prohibit a Party from making such disclosures to the extent deemed necessary under applicable federal or state securities laws or any rule or regulation of any nationally recognized securities exchange; PROVIDED, HOWEVER, that such party shall provide written notice thereof to the other party, consult with the other party with respect to such disclosure and provide the other party sufficient opportunity to comment on or object to any such disclosure or to request confidential treatment thereof.

              6. PROVISIONS CONCERNING THE FILING, PROSECUTION AND
                          MAINTENANCE OF PATENT RIGHTS

     6.1 PATENT FILING, PROSECUTION AND MAINTENANCE. Subject to the other terms of this Section 6.1, IMMUNOGEN shall have the right to prepare, file, prosecute, obtain and maintain, at its sole cost and expense, all Licensed Patent Rights. Any such preparation, filing, prosecution and maintenance shall be conducted with commercially reasonable diligence by IMMUNOGEN, using patent counsel selected by IMMUNOGEN and reasonably acceptable to ABX. IMMUNOGEN (i) will provide ABX with a copy of any proposed patent application within Licensed Patent Rights for review and comment reasonably in advance of filing (which shall under no circumstances be in excess of thirty (30) days), and (ii) will keep ABX reasonably informed of the status of such filing, prosecution and maintenance, including, without limitation, (A) by providing ABX with copies of all communications received from or filed in patent office(s) with respect to such filing, and (B) by providing ABX, a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such of any such filing (including the substantially narrowing, cancellation or abandonment of any claim(s) without

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction so that ABX has a reasonable opportunity to review and comment. [____ ____________] for [__________] of [____________________________________________ ______] with respect to [________________] shall be [_____________________________
_________]. If IMMUNOGEN fails to undertake the filing(s) of any patent application or submission with respect to any invention under such Licensed Patent Rights, then not less than ninety (90) days prior to the last date for making the applicable filing or submission to preserve rights under such patent application, ABX may undertake such filing(s) at its own expense, in which case IMMUNOGEN will assign to ABX all of its rights to such patent application and invention and any subsequently issued patent thereon, each of which thereafter will be owned solely by ABX.

     6.2 NOTICE OF INFRINGEMENT. If, during the Term of this Agreement, either Party learns of any actual, alleged or threatened infringement by a Third Party of any Licensed Patent Rights under this Agreement, such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement.

     6.3 INFRINGEMENT OF PATENT RIGHTS. IMMUNOGEN shall have the first right (but not the obligation), at its own expense and with legal counsel of its own choice, to bring suit (or take other appropriate legal action) against any actual, alleged or threatened infringement of the Licensed Patent Rights caused by the research, development, manufacture, use, offer for sale, sale or import of Licensed Products. ABX shall have the right, at its own expense, to be represented in any such action by IMMUNOGEN by counsel of ABX's own choice; provided, however, that under no circumstances shall the foregoing affect the right of IMMUNOGEN to control the suit as described in the first sentence of this Section 6.3. If IMMUNOGEN does not file any action or proceeding against such infringement within one hundred twenty (120) days after the later of (i) IMMUNOGEN's notice to ABX under Section 6.2 above, (ii) ABX's notice to IMMUNOGEN under Section 6.2 above, or (iii) a written request from ABX to take action with respect to such infringement, then ABX shall have the right (but not the obligation), at its own expense, to bring suit (or take other appropriate legal action) against such actual, alleged or threatened infringement, with legal counsel of its own choice. Any damages, monetary awards or other amounts recovered, whether by judgment or settlement, pursuant to any suit, proceeding or other legal action taken under this Section 6.3, shall applied as follows:

          6.3.1 First, to reimburse the Parties for their respective costs and expenses (including reasonable attorneys' fees and costs) incurred in prosecuting such enforcement action;

          6.3.2 Second, [_________________________________] associated with
[_________________] and to [__________________________________________________]
based on [_______________];

          6.3.3 Third, any amounts remaining shall be allocated as follows: (a) if IMMUNOGEN is the Party bringing such suit or proceeding or taking such other legal action, [_________________________], (b) if ABX is the Party bringing such suit or proceeding or

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

taking such other legal action, [________________________] and (c) if the suit is brought jointly, [____________________].

If a Party brings any such action or proceeding hereunder, the other Party agrees to be joined as party plaintiff if necessary to prosecute such action or proceeding, and to give the Party bringing such action or proceeding reasonable assistance and authority to file and prosecute the suit; provided, however, that neither Party shall be required to transfer any right, title or interest in or to any property to the other Party or any Third Party to confer standing on a Party hereunder.

     6.4 THIRD PARTY PATENTS. If any Third Party claims that a patent it owns or controls claims any aspect of a Licensed Product or its manufacture, use or sale, the Party with notice of such claim shall notify the other Party promptly, and the Parties shall as soon as practicable thereafter discuss in good faith regarding a response.

     6.5 TRADEMARKS. All Licensed Products shall be sold under one (1) or more trademarks and tradenames selected by ABX (or its Sublicensee) in the Territory. IMMUNOGEN shall notify ABX promptly upon learning of any actual, alleged or threatened infringement of a trademark or tradename applicable to a Licensed Product in the Territory, or of any unfair trade practices, trade dress imitation, passing off of counterfeit goods, or like offenses in the Territory. All of the costs, expenses and legal fees in bringing, maintaining and prosecuting any action to maintain, protect or defend any trademarks or tradenames owned by ABX (or its Sublicensee) hereunder, and any damages or other recovery, shall be ABX's (or its Sublicensee's) sole responsibility, and taken in its sole discretion.

                            7. TERM AND TERMINATION

     7.1 TERM; EXPIRATION. The term of this Agreement shall expire upon the expiration of the final royalty payment obligation under Section 4.5 above. Upon such expiration of the Term of this Agreement, ABX shall have a fully paid-up, irrevocable, freely transferable and sublicensable license in such country under the relevant Licensed Patent Rights and IMMUNOGEN Background Technology, to research, develop, make, have made, use, have used, sell, offer for sale, have sold, import and have imported Licensed Products, for any and all uses within the Field in the Territory.

     7.2 TERMINATION. Subject to the other terms of this Agreement:

          7.2.1 BREACH. This Agreement and the rights and options granted herein may be terminated by either Party upon any material breach by the other Party of any material obligation or condition, effective [____________] after giving written notice to the breaching Party of such termination in the case of a payment breach and [_____________] after giving written notice to the breaching Party of such termination in the case of any other breach, which notice shall describe such breach in reasonable detail. The foregoing notwithstanding, if such default or breach is cured or shown to be non-existent within the aforesaid [______] or [_____ _______] period, the notice shall be automatically withdrawn and of no effect. However, prior to giving any notice for breach, the Parties shall first attempt to resolve any disputes as to the existence of any breach as set forth in Section 8.14.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

          7.2.2 UNILATERAL TERMINATION BY ABX. ABX, in its sole discretion, at any time may terminate this Agreement, and the rights and obligations hereunder, or may remove any Licensed Product and the licenses related thereto from operation of this Agreement, in any case effective [______________] after written notice thereof to IMMUNOGEN. In the event of any termination under this
Section 7.2.2 only as to a Licensed Product, the consequences set forth in
Section 7.3 below relating to termination of the Agreement under this Section
7.2.2 shall apply only with respect to such terminated Licensed Product, and this Agreement and the rights and obligations hereunder shall continue in full force and effect as to any and all other Licensed Products.

     7.3 EFFECTS OF TERMINATION.

          7.3.1 Upon any termination of this Agreement by IMMUNOGEN under
Section 7.2.1 or by ABX under Section 7.2.2, as of the effective date of such termination, all relevant licenses and sublicenses granted by IMMUNOGEN to ABX hereunder shall terminate automatically. Notwithstanding the foregoing, (a) no such termination of this Agreement shall be construed as a termination of any valid sublicense of any Sublicensee hereunder, and thereafter each such Sublicensee shall be considered a direct licensee of IMMUNOGEN, provided that
(i) such Sublicensee is then in full compliance with all terms and conditions of its sublicense, (ii) all accrued payments obligations to IMMUNOGEN have been paid, and (iii) such Sublicensee agrees in writing to assume all applicable obligations of ABX under this Agreement, and (b) ABX and its Sublicensees shall have the right, [_________________] or such longer time period (if any) on which the Parties mutually agree in writing, to sell or otherwise dispose of all Licensed Products then on hand, with royalties to be paid to IMMUNOGEN on all Net Sales of such Licensed Products as provided for in this Agreement. Nothing set forth in this Section 7 or any other provision of this Agreement shall entitle IMMUNOGEN to any ownership interest in, or to any license under or other rights with respect to (including any rights to use or request any transfer to IMMUNOGEN or any Third Party), any Confidential Information of ABX or any Technology or Patent Rights owned by ABX under this Agreement.

          7.3.2 Upon any termination of this Agreement by ABX under Section 7.2.1, as of the effective date of such termination, ABX thereafter automatically shall have a fully sublicensable, fully paid up (subject to the remainder of this Section 7.3.2), exclusive license in the Territory under the Licensed Patent Rights and IMMUNOGEN Background Technology, to research, develop, make, have made, use, have used, sell, offer for sale, have sold, import and have imported Licensed Products, for any and all uses within the Field in the Territory, provided that ABX shall pay, for the remainder of the royalty term under Section 4.5 above, in lieu of any payments including milestones or royalties it would otherwise owe to IMMUNOGEN under this Agreement, a royalty equal to [____________________________________________]
with respect to the Licensed Product under Section 4 of this Agreement.

     7.4 REMEDIES. Except as otherwise expressly set forth in this Agreement, the termination provisions of this Section 7 are in addition to any other relief and remedies available to either Party at law.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

     7.5 SURVIVING PROVISIONS. Notwithstanding any provision herein to the contrary, the rights and obligations of the Parties set forth in Sections 4.7, 5, 6, 7.3, 7.4, 8.3, 8.4, 8.7, 8.14, 8.16, 8.17, 8.18 and 8.19 hereof, as well as any rights or obligations otherwise accrued hereunder (including any accrued payment obligations), shall survive the expiration or termination of the Term of this Agreement. Without limiting the generality of the foregoing, ABX shall have no obligation to make any milestone or royalty payment to IMMUNOGEN that has not accrued prior to the effective date of any termination of this Agreement, but shall remain liable for all such payment obligations accruing prior to the effective date of such termination.

                                8. MISCELLANEOUS

     8.1 IMMUNOGEN REPRESENTATIONS. IMMUNOGEN represents and warrants to ABX that: (a) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate IMMUNOGEN corporate action; (b) this Agreement is a legal and valid obligation binding upon IMMUNOGEN and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which IMMUNOGEN is a party or by which it is bound; (c) IMMUNOGEN has the full right and legal capacity to grant the rights to ABX pursuant to Section 2 above without violating the rights of any Third Party; (d) IMMUNOGEN is the sole owner or exclusive licensee of the IMMUNOGEN Background Technology; (e) IMMUNOGEN is not aware of any Third Party patent, patent application or other intellectual property rights that would be infringed (i) by practicing any process or method or by making, using or selling any composition which is claimed or disclosed in, or which constitutes, IMMUNOGEN Background Technology, or (ii) by making, using, offering for sale, selling or importing Licensed Products; and (f) IMMUNOGEN is not aware of any infringement or misappropriation by a Third Party of the IMMUNOGEN Background Technology.

     8.2 ABX REPRESENTATIONS. ABX represents and warrants to IMMUNOGEN that: (a) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate ABX corporate action; (b) this Agreement is a legal and valid obligation binding upon ABX and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which ABX is a party of or by which it is bound; and (c) ABX has the full right and legal capacity to grant the rights to IMMUNOGEN pursuant to Section 2 above without violating the rights of any Third Party.

     8.3 NO WARRANTIES.

          8.3.1 Nothing in this Agreement is or shall be construed as:

               (a) a warranty or representation by either Party as to the validity or scope of any patent application or patent licensed hereunder;

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

               (b) a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted pursuant to this Agreement is or will be free from infringement of patents, copyrights, and other rights of third parties.

          8.3.2 Except as expressly set forth in this Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OF NON-INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS OF THIRD PARTIES, OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.

     8.4 [_____________] NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT, OR OTHERWISE, [_____________________________________________] TO [_______________
__________] OF THIS AGREEMENT [_______________________________________________
_______________________________________________] FOR (I) [____________________
_____________________________________________________ _________] OR (II)
[____________________________________________________________________________].

     8.5 NOTICES. Any notices, requests, deliveries, approvals or consents required or permitted to be given under this Agreement to ABX or IMMUNOGEN shall be in writing and shall be effective on receipt when delivered to the applicable address specified below (or to such other address as may be specified in writing to the other Party hereto):

          If to IMMUNOGEN: IMMUNOGEN, Inc.
                           128 Sidney Street
                           Cambridge, MA 02139
                           Attn: Chief Executive Officer

          With a copy to:  Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
                           One Financial Center
                           Boston, MA  02111
                           Attn: Jeffrey M. Wiesen, Esq
                           Telecopy: 617-542-2241

          If to ABX:       Abgenix, Inc.
                           7601 Dumbarton Circle
                           Fremont, California 94555
                           Attn: President

          With a copy to:  Gray Cary Ware & Freidenrich LLP
                           4365 Executive Drive, Suite 1600
                           San Diego, California 92121-2189
                           Attn: Mark R. Wicker

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

     8.6 GOVERNING LAW. This Agreement will be construed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts (excluding its body of law controlling conflicts of law).

     8.7 LIMITATIONS. Except as set forth elsewhere in this Agreement, neither Party grants to the other Party any right or license to any of its intellectual property.

     8.8 ENTIRE AGREEMENT. This is the entire Agreement between the Parties with respect to the subject matter hereof and supersedes all prior representations, understandings and agreements between the Parties with respect to the subject matter hereof. No modification shall be effective unless in writing with specific reference to this Agreement and signed by the Parties.

     8.9 WAIVER. The terms or conditions of this Agreement may be waived only by a written instrument executed by the Party waiving compliance. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term shall be deemed as a continuing waiver of such condition or term or of another condition or term.

     8.10 HEADINGS. Section and subsection headings are inserted for convenience of reference only and do not form part of this Agreement.

     8.11 ASSIGNMENT. Neither this Agreement nor any right or obligation hereunder may be assigned, delegated or otherwise transferred , in whole or part, by either party without the prior express written consent of the other; provided, however, that either party may, without the written consent of the other, assign this Agreement and its rights and delegate its obligations hereunder to its Affiliates, or in connection with the transfer or sale of all or substantially all of such party's assets or business related to this Agreement, or in the event of its merger, consolidation, change in control or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment in violation of this
Section 8.11 shall be void. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the parties.

     8.12 FORCE MAJEURE. Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the reasonable control of such Party. In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

     8.13 CONSTRUCTION. The Parties hereto acknowledge and agree that: (i) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

     8.14 DISPUTES.

          8.14.1 The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the term of this Agreement which relates to either Party's rights and/or obligations hereunder. In the event of the occurrence of such a dispute, either Party may, by written notice to the other Party, have such dispute referred to their respective senior officials designated below or their successors, for attempted resolution by good faith negotiations within thirty (30) days after such notice is received. Said designated senior officials are as follows:

     For ABX:  Chief Executive Officer

     For IMMUNOGEN:  Chief Executive Officer

     In the event the designated senior officials are not able to resolve such dispute within the thirty (30) day period, either Party may invoke the provisions of Section 8.14.2.

          8.14.2 Any dispute, controversy or claim initiated by either Party arising out of, resulting from or relating to this Agreement, or the performance by either Party of its obligations under this Agreement (other than bona fide third party actions or proceedings filed or instituted in an action or proceeding by a Third Party against a Party), whether before or after termination of this Agreement, shall be finally resolved by binding arbitration. Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party. Any such arbitration shall be conducted under the Commercial Arbitration Rules of the American Arbitration Association by a panel of three arbitrators appointed in accordance with such rules. Any such arbitration shall be held in Boston, Massachusetts if initiated by ABX, and in San Francisco, California if initiated by IMMUNOGEN. The method and manner of discovery in any such arbitration proceeding shall be governed by California Code of Civil Procedure ss.1282 ET SEQ. (including without limitation California Code of Civil Procedure ss.1283.05). The arbitrators shall have the authority to grant specific performance and to allocate between the parties the costs of arbitration in such equitable manner as they determine. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of enforcement, as the case may be. In no event shall a demand for arbitration be made after the date when institution of a legal or equitable proceeding based upon such claim, dispute or other matter in question would be barred by the applicable statute of limitations. Notwithstanding the foregoing, either Party shall have the right, without waiving any right or remedy available to such Party under this Agreement or otherwise, to seek and obtain from any court of competent jurisdiction any interim or provisional relief that is necessary or desirable to protect the rights or property of such Party, pending the selection of the arbitrators hereunder or pending the arbitrators' determination of any dispute, controversy or claim hereunder.

     8.15 SEVERABILITY. If any provision(s) of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the Term hereof, it is the intention of the Parties that the remainder of this Agreement shall not be affected thereby provided that a

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

Party's rights under this Agreement are not materially affected. The Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid, illegal or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

     8.16 STATUS. Nothing in this Agreement is intended or shall be deemed to constitute a partner, agency, employer-employee, or joint venture relationship between the Parties.

     8.17 INDEMNIFICATION.

          8.17.1 ABX INDEMNITY. ABX shall [______________] and [________
__________________________________________________________] and [_______] and
[___________________________________](the "Indemnitees") [_____________________
_____________________] (including [___________________] and [_______________])
[__________] or [______________________], or [___________], in connection with
[_____ _______________________________________], including, without limitation,
[_________ ______________________] (but [_____________________________________
________], [________________________]), to the extent arising out of (i)
[_______________________] in the [____________________________________________
___________________________] of any [________________(___________________)
_______________________________________] under this Agreement, (ii) [_________]
of this Agreement [_____], or (iii) [____________________________] of the
[________], in any [________] under this Section 8.17.1 except to [___________
___________________] therefor under Section 8.17.2 below.

          8.17.2 IMMUNOGEN INDEMNITY. Subject to Section 8.17.1 above, IMMUNOGEN shall indemnify, defend and hold harmless ABX, its Affiliates and their respective directors, officers, employees, and agents, and their respective successors, heirs and assigns (also the "Indemnitees"), from and against any liability, damage, loss or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon such Indemnitees, or any of them, in connection with any Third Party claims, suits, actions, demands or judgments, including, without limitation, personal injury and product liability matters (but excluding any patent, trademark or tradename infringement matters, which are governed by Section 6 above), to the extent arising out of (i) any actions or omissions of IMMUNOGEN or subcontractor of IMMUNOGEN in the development, testing, production, manufacture or supply of any Licensed Product (or any component thereof) manufactured and supplied by IMMUNOGEN or any subcontractor of IMMUNOGEN under this Agreement, (ii) any material breach of this Agreement by IMMUNOGEN, or (iii) gross negligence or willful misconduct on the part of IMMUNOGEN.

     8.18 INDEMNIFICATION PROCEDURES. In the event that any Indemnitee is seeking indemnification under Section 8.17 above from a Party (the "Indemnifying Party"), the other Party shall notify the Indemnifying Party of such claim with respect to such Indemnitee as soon as reasonably practicable after the Indemnitee receives notice of the claim, and the Party (on

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

behalf of itself and such Indemnitee) shall permit the Indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration) and shall cooperate as requested (at the expense of the Indemnifying Party) in the defense of the claim. The indemnification obligations under Section 8.17 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnifying Party, which consent shall not be withheld or delayed unreasonably. The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnifying Party and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by Section 8.17.

     8.19 SECTION 365(n). All licenses granted under this Agreement are deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to "intellectual property" as defined in Section 101 of such Code. The Parties agree that the licensee may fully exercise all of its rights and elections under the U.S. Bankruptcy Code, regardless of whether either Party files for bankruptcy in the United States or other jurisdiction. The Parties further agree that, in the event a licensee elects to retain its rights as a licensee under such Code, the licensee shall be entitled to complete access to any technology licensed to it hereunder and all embodiments of such technology. Such embodiments of the technology shall be delivered to the licensee not later than:

          8.19.1 the commencement of bankruptcy proceedings against the licensor, upon written request, unless the licensor elects to perform its obligations under the Agreement, or

          8.19.2 if not delivered under Section 8.19.1 above, upon the rejection of this Agreement by or on behalf of the licensor, upon written request.

     8.20 FURTHER ASSURANCES. Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

     8.21 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representative in two (2) originals.

ABGENIX, INC.                       IMMUNOGEN, INC.

By: ______________________________  By: ________________________________
Title: ___________________________  Title: _____________________________

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                                   SCHEDULE I

                             LICENSED PATENT RIGHTS

[___________________________________________]

---------------------------------------------------------------------------------------------------------------------------------
Attorney          Country          Appl. No.          Filing Date      Priority Date     Patent No.      Issue Date   Exp. Date
Reference No.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
[________]        [________]       [________]          [________]                       [________]
---------------------------------------------------------------------------------------------------------------------------------
[________]        [________]       [________]          [________]       [________]      [________]      [_______]     [_______]
 --------------------------------------------------------------------------------------------------------------------------------
[________]        [________]       [________]          [________]       [________]      [________]      [_______]     [_______]
---------------------------------------------------------------------------------------------------------------------------------
[________]        [________]*      [________]          [________]       [________]      [________]      [_______]     [_______]
---------------------------------------------------------------------------------------------------------------------------------
                  *[________]
---------------------------------------------------------------------------------------------------------------------------------
[________]        [________]       [________]          [________]       [________]      [________]
---------------------------------------------------------------------------------------------------------------------------------
[________]        [________]       [________]          [________]       [________]      [________]
---------------------------------------------------------------------------------------------------------------------------------

[_____________________________________________________________________________]

---------------------------------------------------------------------------------------------------------------------------------
Attorney          Country          Appl. No.           Filing Date     Priority Date     Patent No.      Issue Date   Exp. Date
Reference No.
---------------------------------------------------------------------------------------------------------------------------------
[________]        [________]       [________]          [________]                       [________]
---------------------------------------------------------------------------------------------------------------------------------


[___________________________________________]

---------------------------------------------------------------------------------------------------------------------------------
Attorney          Country          Appl. No.           Filing Date     Priority Date     Patent No.      Issue Date   Exp. Date
Reference No.
---------------------------------------------------------------------------------------------------------------------------------
[________]        [________]       [________]          [________]                       [________]
---------------------------------------------------------------------------------------------------------------------------------

Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                     FORM OF NONEXCLUSIVE LICENSE AGREEMENT

         This Nonexclusive License Agreement ("Agreement") is made effective as of as of _____________, 20__ (the "Effective Date") by and between IMMUNOGEN, INC., a Massachusetts corporation with a principal place of business at 128 Sidney Street, Cambridge, Massachusetts 02139 ("IMMUNOGEN"), and ABGENIX, INC., a Delaware corporation with a place of business at 7601 Dumbarton Circle, Fremont, California 94555 ("ABX"). IMMUNOGEN and ABX are each hereafter referred to individually as a "Party" and together as the "Parties".

         WHEREAS, ABX is the owner of or otherwise controls certain patents and technology relating to antibodies; and

         WHEREAS, IMMUNOGEN is the owner of or otherwise controls certain proprietary patents and technology relating to or otherwise useful in the conjugation of certain cytotoxic compounds such as DM1 (as hereinafter defined) to antibodies; and

         WHEREAS, ABX desires to obtain certain rights from IMMUNOGEN to develop and commercialize one or more conjugates of certain cytotoxic compounds and antibodies and IMMUNOGEN is willing to grant to ABX such rights on the terms provided herein; and

         WHEREAS, the Parties have heretofore executed an Option and License Agreement (as hereinafter defined) pursuant to which IMMUNOGEN has granted ABX certain options related to IMMUNOGEN's proprietary technology and know-how; and

         WHEREAS, ABX has exercised an Option (as hereinafter defined) to obtain such rights and, in connection therewith, desires to enter into this Agreement in accordance with the terms of the Option and License Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

                                 1. DEFINITIONS

         Whenever used in the Agreement with an initial capital letter, the terms defined in this Section 1 shall have the meanings specified.

          1.1 "ABX ANTIBODY" shall mean any antibody or fragment thereof directed to the Target.

         1.2 "ADVERSE EVENT" shall mean any serious adverse event or medical occurrence in a patient or subject who is administered a Licensed Product, whether or not


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

considered related to the Licensed Product, (including, without limitation, any undesirable sign (including abnormal laboratory findings of clinical concern), symptom or disease temporally associated with the use of such Licensed Product.

         1.3 "AFFILIATE" shall mean any corporation, firm, limited liability company, partnership or other entity which directly controls or is controlled by or is under common control with a Party to this Agreement. "Control" for purposes of this Section 1.3 means ownership, directly or indirectly through one or more Affiliates, of fifty percent (50%) or more of the shares of stock entitled to vote for the election of directors, in the case of a corporation, or fifty percent (50%) or more of the equity interests in the case of any other type of legal entity, status as a general partner in any partnership, or any other arrangement whereby a Party controls or has the right to control the Board of Directors or equivalent governing body of a corporation or other entity.

         1.4 "BLA" shall mean a biologics license application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) filed with the FDA seeking Regulatory Approval to market and sell any Licensed Product in the United States for a particular indication within the Field.

          1.5 "CLINICAL MATERIALS" shall mean (a) supplies of ansamitocin P-3, DM1, and/or any other May Compound as manufactured in accordance with all applicable GMPs and other legal requirements and all applicable Specifications for such May Compound for use in human clinical testing, and (b) supplies of any Licensed Product as manufactured in accordance with all applicable GMPs and other legal requirements and all applicable Specifications for such Licensed Product for use in human clinical testing of any Licensed Product

         1.6 "COMBINATION PRODUCT" shall mean any Licensed Product that contains, in addition to any conjugate of any ABX Antibody with any May Compound, one or more other ingredients that has biologic activity.

         1.7 "CONTROL" OR "CONTROLLED" shall mean (a) with respect to patents, know-how or other intangible rights, the possession by Party of the ability to grant a license or sublicense of such patent rights, know-how or other intangible rights as provided for herein without violating the terms of any arrangement or agreements between such Party and any Third Party and (b) with respect to any material, the possession by a Party of the ability to use such material as provided herein without violating the terms of any agreement between such Party and any Third Party.

         1.8 "DEVELOPMENT" AND "DEVELOP" shall mean, with respect to any Licensed Product, all activities with respect to such Licensed Product relating to research, development and seeking, obtaining and/or maintaining any Regulatory Approval for such Licensed Product in the Field in the Territory, including without limitation, all pre-clinical research and development activities, all human clinical studies, all activities relating to developing the ability to manufacture any Licensed Product or any component thereof (including, without limitation,


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

process development work), and all other activities relating to seeking, obtaining and/or maintaining any Regulatory Approvals from the FDA and/or any Foreign Regulatory Authority.

         1.9 "DM1" shall mean that certain maytansine derivative having the specific chemical name N2'-deacetyl-N2'-(3-mercapto-1-oxopropyl)-maytansine.

         1.10 "DRUG APPROVAL APPLICATION" shall mean any application for Regulatory Approval (including pricing and reimbursement approvals) required prior to any commercial sale or use of a Licensed Product in any country or jurisdiction in the Territory, including, without limitation, (a) any BLA, NDA or other regulatory application filed with the FDA required prior to any commercial sale or use of a Licensed Product in the United States, and (b) any equivalent application (including an MAA) filed with any Foreign Regulatory Authority for Regulatory Approval (including pricing and reimbursement approvals) required prior to any commercial sale or use of a Licensed Product in any country or jurisdiction in the Territory.

         1.11 "FDA" shall mean the United States Food and Drug Administration and any successor agency or authority thereto.

         1.12 "FIELD" shall mean any human medical use.

         1.13 "FIRST COMMERCIAL SALE" shall mean the date of the first commercial sale (other than for purposes of obtaining Regulatory Approval) of a Licensed Product by or on behalf of ABX or an Affiliate or Sublicensee of ABX.

         1.14 "FOREIGN REGULATORY AUTHORITIES" shall mean any applicable supranational, national, federal, state or local regulatory agency, department, bureau or other governmental entity of any country or jurisdiction in the Territory (other than the FDA in the United States), having responsibility in such country or jurisdiction for any Regulatory Approvals of any kind in such country or jurisdiction, and any successor agency or authority thereto.

         1.15 "FULLY BURDENED MANUFACTURING COST" shall mean, with respect to any Preclinical Materials or Clinical Materials produced by IMMUNOGEN for ABX under this Agreement, the sum of the following components as determined by IMMUNOGEN in accordance with generally accepted accounting principles in the United States, consistently applied, and consistent with the application given to other goods produced by IMMUNOGEN: (a) the costs of goods produced, including, without limitation, direct labor, material and product testing costs of such Preclinical Materials or Clinical Materials; (b) any Third Party royalty costs that are actually paid by IMMUNOGEN and are based solely and directly on the manufacture and sale to ABX of such Preclinical Materials or Clinical Materials; (c) all overhead costs incurred by IMMUNOGEN directly and solely attributable to the cost of goods under clause (a) above, including, without limitation, supervisory services, occupancy costs, payroll, information systems, human relations, purchasing, accounts receivable or accounts payable functions, and other general and administrative functions; and (d) any other costs borne by IMMUNOGEN


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

directly and solely for the transport, customs clearance, duty and/or insurance for such Preclinical Materials or Clinical Materials to ABX hereunder.

         1.16 "GMPs" shall mean all good manufacturing practices under Title 21 of the United States Code of Federal Regulations, as amended from time to time.

          1.17 "IMMUNOGEN BACKGROUND TECHNOLOGY" shall mean all inventions, discoveries, patent rights, trade secrets and know-how, including without limitation, laboratory scientific information and procedural techniques, Controlled by IMMUNOGEN during the term of the Option and License Agreement or the Term of this Agreement that are necessary or useful for ABX to research, develop, make, have made, use, have used, sell, offer for sale, have sold, import or have imported Licensed Products (or any component thereof, including any linker) for use in the Field; provided, however, that IMMUNOGEN Background Technology shall expressly exclude any Target Specific Rights.

         1.18 "IND" shall mean an investigational new drug application (as defined in Title 21 of the United States Code of Federal Regulation, as amended from time to time) filed or to be filed with the FDA with regard to any Licensed Product.

         1.19 "IND ACCEPTANCE" shall mean the expiration of thirty (30) days following receipt by ABX of a notice from the FDA to ABX that the FDA has received an IND for a Licensed Product filed by ABX for the purpose of obtaining approval or authority to commence human clinical trials in the United States with such Licensed Product; provided, however, that if the FDA puts a clinical hold on the IND during such thirty (30) day period, the term "IND Acceptance" shall mean that date during the term of this Agreement when ABX receives written confirmation from the FDA that the clinical hold has been removed and that ABX has the approval or authority to commence human clinical trials of such Licensed Product under such IND in the United States. Notwithstanding anything set forth herein, "IND Acceptance" shall not have occurred in any circumstances where ABX withdraws any IND filed with the FDA for a Licensed Product at any time prior to the commencement of human clinical trials with such Licensed Product in the United States.

         1.20 "INDEMNITEES" AND "INDEMNIFYING PARTY" shall have the meanings set forth in Section 9.

         1.21 "JPDC" shall have the meaning set forth in Section 3.4.1.

         1.22 "LICENSED PATENT RIGHTS" shall mean all Patent Rights covering IMMUNOGEN Background Technology. All Licensed Patent Rights as of the Effective Date are listed on Schedule I attached hereto.

         1.23 "LICENSED PRODUCT" shall mean any product containing any conjugate of any ABX Antibody with any May Compound, and shall include, without limitation, any formulation thereof (including, without limitation, any lyophilized, liquid, sustained release or


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

aerosolized formulation). "Licensed Product" shall also include any and all Combination Products (if any).

         1.24 "MAA" shall mean an application filed with the relevant Foreign Regulatory Authorities in Europe seeking Regulatory Approval to market and sell any Licensed Product in Europe or any country or territory therein for a particular indication within the Field.

         1.25 "MAY COMPOUND" shall mean any and all maytansinoid compounds (including, without limitation, maytansine, ansamitocin P-3 and DM1), whether produced by a botanical source, natural fermentation or chemical synthesis, and shall include, without limitation, all variants, fragments or derivatives of any of the foregoing, in each case owned or otherwise Controlled by IMMUNOGEN. May Compounds shall include, without limitation, DM1.
          1.26 "NDA" shall mean a new drug application (as defined in Title 21 of the United States Code of Federal Regulations, as amended from time to time) filed with the FDA seeking Regulatory Approval to market and sell any Licensed Product in the United States for a particular indication within the Field.

         1.27 "NET SALES" shall mean, as to each calendar quarter during the Term, the gross invoiced sales prices charged for all Licensed Products sold by ABX, its Affiliates or its Sublicensees to Third Parties throughout the Territory during such calendar quarter, less the following amounts incurred or paid by ABX or its Affiliates or Sublicensees during such calendar quarter with respect to sales of Licensed Products regardless of the calendar quarter in which such sales were made:

         1.27.1 trade, cash and quantity discounts or rebates actually allowed or taken, including discounts or rebates to governmental or managed care organizations;

         1.27.2 credits or allowances actually given or made for rejection of or return of, and for uncollectible amounts on, previously sold Licensed Products or for retroactive price reductions (including Medicare and similar types of rebates);

         1.27.3 any charges for insurance, freight, and other transportation costs directly related to the delivery of Licensed Product to the extent included in the gross invoiced sales price;

         1.27.4 any tax, tariff, duty or governmental charge levied on the sales, transfer, transportation or delivery of a Licensed Product (including any tax such as a value added or similar tax or government charge) borne by the seller thereof, other than franchise or income tax of any kind whatsoever; and

         1.27.5 any import or export duties or their equivalent borne by the seller. "Net Sales" shall not include sales or transfers between ABX and its Affiliates or Sublicensees, unless the Licensed Product is consumed by the Affiliate or Sublicensee.


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

         1.28 "OPTION" shall have the meaning set forth in the Option and License Agreement.

         1.29 "OPTION AND LICENSE AGREEMENT" shall mean that certain Option and License Agreement dated as of September 5, 2000, by and between IMMUNOGEN and ABX.

         1.30 "PATENT RIGHTS" shall mean the rights and interests in and to any and all issued patents and pending patent applications (including inventor's certificates and utility models) in any country or jurisdiction in the Territory, including any and all provisionals, non-provisionals, substitutions, continuations, continuations-in-part, divisionals and other continuing applications, supplementary protection certificates, renewals, all letters patent on any of the foregoing, and any and all reissues, reexaminations, extensions, confirmations, registrations and patents of addition on any of the foregoing.

         1.31 "PHASE II CLINICAL STUDY" shall mean, as to a particular
Licensed Product for a particular indication, a controlled and lawful study in humans of the safety, dose ranging and efficacy of such Licensed Product for such indication, which is prospectively designed to generate sufficient data (if successful) to commence a Phase III Clinical Trial of such Licensed Product for such indication.

         1.32 "PHASE III CLINICAL TRIAL" shall mean, as to a particular
Licensed Product for a particular indication, a controlled and lawful study in humans of the safety and efficacy of such Licensed Product for such indication, which is prospectively designed to demonstrate statistically whether such Licensed Product is safe and effective for use in such indication in a manner sufficient to file a BLA or NDA to obtain Regulatory Approval to market and sell that Licensed Product in the United States for the indication under investigation in such study.

         1.33 "PRECLINICAL MATERIALS" shall mean (a) supplies of ansamitocin P-3, DM1 and/or any other May Compound as manufactured in accordance with all applicable legal requirements and all applicable Specifications for such May Compound for use in preclinical testing, and (b) supplies of any Licensed Product as manufactured in accordance with all applicable legal requirements and all applicable Specifications for such Licensed Product for use in preclinical testing of any Licensed Product.

         1.34 "REGULATORY APPROVAL" shall mean any and all approvals (including pricing and reimbursement approvals), product and establishment licenses, registrations or authorizations of any kind of the FDA or its foreign equivalent necessary for the development, pre-clinical and/or human clinical testing, manufacture, quality testing, supply, use, storage, importation, export, transport, marketing and sale of a Licensed Product (or any component thereof) for use in the Field in any country or other jurisdiction in the Territory.

         1.35 "SPECIFICATIONS" shall mean any specifications specified by ABX and reasonably acceptable to IMMUNOGEN relating to the manufacturing and supply of any May Compound and/or Licensed Product hereunder.


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

         1.36 "SUBLICENSEE" shall have the meaning set forth in Section
2.1.1(b).

         1.37 "TARGET" shall mean _________________________.

         1.38 "TARGET SPECIFIC RIGHTS" shall mean all inventions, discoveries, patent rights, trade secrets and know-how, including without limitation, laboratory scientific information and procedural techniques, Controlled by IMMUNOGEN during the term of the Option and License Agreement or the Term of this Agreement constituting (a) the composition of matter or use of the Target,
(b) the composition of matter or use of an antibody binding to the Target, or
(c) the composition of matter or use of a conjugate of an antibody binding to the Target with a May Compound.

         1.39 "TECHNOLOGY" shall mean and include any and all unpatented proprietary ideas, inventions, discoveries, Confidential Information, materials, data, results, formulae, designs, specifications, methods, processes, formulations, techniques, ideas, know-how, technical information (including, without limitation, structural and functional information), process information, pre-clinical information, clinical information, and any and all proprietary biological, chemical, pharmacological, toxicological, pre-clinical, clinical, assay, control and manufacturing data and materials.

         1.40 "TERM" shall mean the period commencing on the Effective Date and continuing until the expiration or termination of this Agreement in accordance with the terms hereof (including Section 7).

         1.41 "TERRITORY" shall mean all countries and jurisdictions of the world.

         1.42 "THIRD PARTY" shall mean any person or entity other than ABX, IMMUNOGEN and their respective Affiliates.

         1.43 "THIRD PARTY PAYMENTS" shall have the meaning set forth in
Section 4.3.2.

         1.44 "VALID CLAIM" shall mean a claim in an issued, unexpired patent within the Licensed Patent Rights that (i) has not been finally cancelled, withdrawn, abandoned or rejected by any administrative agency or other body of competent jurisdiction, and (ii) has not been revoked, held invalid, or declared unpatentable or unenforceable in a decision of a court or other body of competent jurisdiction that is unappealable or unappealed within the time allowed for appeal, and (iii) has not been rendered unenforceable through disclaimer or otherwise, and (iv) is not lost through an interference proceeding.

                               2. GRANT OF RIGHTS

         2.1 LICENSE GRANT.

               2.1.1 LICENSE TO ABX.


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                    (a) IMMUNOGEN hereby grants to ABX a nonexclusive license within the Territory, including the right to grant sublicenses as described in
Section 2.2 below, under the Licensed Patent Rights and IMMUNOGEN Background Technology to research, develop, make, have made, use, have used, sell, offer for sale, have sold, import and have imported Licensed Products, for any and all uses within the Field, subject to the other terms and conditions of this Agreement. Promptly, but not less than quarterly, IMMUNOGEN shall deliver to ABX all IMMUNOGEN Background Technology not previously delivered to ABX.

                    (b) ABX shall have the right freely to grant sublicenses to all or any portion of its rights under the license granted pursuant to Section
2.1.1 hereof to any Affiliate or Third Party (in any case, a "Sublicensee"); provided, however, that ABX shall remain obligated for payment of royalty and milestone obligations as set forth in Section 4.

2.1.2    License to IMMUNOGEN.
         --------------------

          (a)      To the extent legally possible, [______] hereby
[______ ____________] a [______________________________________ ______________],
 if any, in any [_____________________________] to the [______________________]
to or [________] of the [_____________] that are [_______ ____________] of this Agreement, [_______] to the [____________] to [_________________
___________________] and [____________] to [_____________________________ _____]
to [_________] and/or [___________] and/or [__________(______________________]
to a [_________________] or a [________________], each as defined in the
Option and License Agreement).  [_________________________] of the [______] of
[__________________] of which it [_____________].

          (b) Such [_____] to [________] includes the [__________ __________] to
[____________] from [__________________________________________ __________] to
the [____] they [_______________] or [_________] of the [____________] with the
[_______________________________], and [_____________________] to
[_________________________]. Notwithstanding the foregoing, the [_________________ _____________] pursuant to this Section 2.1.2 [____________]
the [_____________________ _________________________] (as defined in the Option and License Agreement).

         2.2 IMMUNOGEN RETAINED RIGHTS; ABX TECHNOLOGY OR PATENT RIGHTS. Except as otherwise expressly set forth in Section 2.1.2, nothing in this Agreement shall be construed as a grant to IMMUNOGEN of any license or other rights with respect to any Technology (including, without limitation, any Confidential Information) or Patent Rights owned or Controlled (in whole or in part) by ABX.

         2.3 In Licenses. IMMUNOGEN represents and warrants to ABX that it has provided ABX true and correct copies of all agreements pursuant to which Licensed Patent Rights or IMMUNOGEN Background Technology existing as of the Effective Date, is licensed to or otherwise acquired by IMMUNOGEN from a Third Party. IMMUNOGEN promptly shall provide ABX with true and correct copies of all agreements pursuant to which Licensed Patent


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

Rights or IMMUNOGEN Background Technology licensed or acquired after the Effective Date, is licensed to or otherwise acquired by IMMUNOGEN from a Third Party; provided, however, that IMMUNOGEN shall have the right to redact confidential financial information and any provisions that shall not bind ABX. To the extent the Licensed Patent Rights or IMMUNOGEN Background Technology are licensed to or acquired by IMMUNOGEN from a Third Party and are reasonably necessary to permit ABX to exercise its rights granted hereunder, IMMUNOGEN shall use reasonable commercial efforts to maintain in full force and effect such license. In the event of the termination of any such license with a Third Party, IMMUNOGEN shall cause such Third Party to grant a direct license to ABX to the extent necessary to permit ABX to exercise its rights granted hereunder, and all sums owing by ABX to such Third Party shall be fully deducted from any amounts owing to IMMUNOGEN hereunder.

           3.  DEVELOPMENT AND COMMERCIALIZATION OF LICENSED PRODUCTS.

         3.1 DEVELOPMENT AND COMMERCIALIZATION.

             3.1.1 RESPONSIBILITY. On and after the Effective Date, ABX shall have full control and authority over all Development and commercialization of Licensed Products in the Field in the Territory, including, without limitation,
(i) all pre-clinical Development activities (including any pharmaceutical development work on formulations or process development relating to any Licensed Product), (ii) all activities related to human clinical trials (including any phase I studies, any Phase II Clinical Studies or any Phase III Clinical Trials), (iii) all activities relating to manufacture and supply of all ABX Antibodies, all May Compounds (including ansamitocin P-3 and DM1) and all Licensed Products, solely to the extent such activities relate to the Development and commercialization of Licensed Products (including all required process development and scale up work with respect thereto), (iv) all marketing, promotion, sales, distribution, import and export activities relating to any Licensed Product (including any post-marketing trials or databases and post-marketing safety surveillance), and (v) all activities relating to any regulatory filings, registrations, applications and Regulatory Approvals relating to any of the foregoing (including any INDs or foreign equivalents, any manufacturing facility validation and/or licensure, any Drug Approval Applications and any other Regulatory Approvals). Except as described in the next sentence, ABX shall own all data, results and all other information arising from any such activities under this Agreement, including, without limitation, all regulatory filings, registrations, applications and Regulatory Approvals relating to Licensed Products (including any INDs or foreign equivalents, any Drug Approval Applications and any other Regulatory Approvals), and all of the foregoing information, documentation and materials shall be considered Confidential Information and Technology solely owned by ABX. IMMUNOGEN shall own all data, results and all other information arising from IMMUNOGEN's activities directly regarding the manufacture and supply of May Compounds to ABX (other than activities undertaken at the request of ABX), and all of the foregoing information, documentation and materials shall be considered Confidential Information and Technology solely owned by IMMUNOGEN. All activities relating to Development and commercialization by or on behalf of ABX under this Agreement shall be undertaken at ABX's sole cost and expense, except as otherwise expressly provided in this Agreement.


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

             3.1.2 DILIGENCE. ABX will exercise its good faith efforts in Developing and commercializing Licensed Products in accordance with its business, legal, medical and scientific judgment, and in undertaking investigations and actions required to obtain appropriate Regulatory Approvals necessary to market Licensed Products in the Field in the Territory. In the event that ABX materially breaches its obligation to use good faith efforts as required hereunder, then on a Licensed Product-by-Licensed Product basis as to the Licensed Product for which ABX has materially breached its obligation to use good faith efforts as required hereunder, IMMUNOGEN's exclusive remedy shall be, in its sole discretion, to terminate the licenses granted under Section 2.1 of this Agreement for breach under Section 7.2.1 below (including the notice and cure provisions therein), only as such licenses apply to such Licensed Product, which termination shall be effective upon expiration of the cure period specified in Section 7.2.1 below provided that such failure remains uncured upon such expiration.

         3.2 UPDATES AND REPORTS; EXCHANGES OF ADVERSE EVENT INFORMATION.

             3.2.1 UPDATES AND REPORTS. ABX (or its Sublicensee) shall provide IMMUNOGEN with brief written reports no less frequently than on the anniversary of the Effective Date during the Term (commencing with the first anniversary of the Effective Date) summarizing ABX's material efforts to Develop and commercialize all Licensed Products hereunder, identify the Drug Approval Applications with respect to any Licensed Product that ABX and its Sublicensees have filed, sought or obtained in the prior twelve (12)-month period, and any they reasonably expect to make, seek or attempt to obtain in the following twelve (12)-month period. In addition, ABX (or its Sublicensee) shall provide IMMUNOGEN with prompt written notice of the occurrence of any event giving rise to an obligation to make a milestone payment to IMMUNOGEN under Section 4.2, and shall provide IMMUNOGEN with prompt written notice of the occurrence of the First Commercial Sale of any particular Licensed Product.

             3.2.2 ADVERSE EVENTS. In addition to such reports, ABX agrees to provide IMMUNOGEN with Adverse Event information relating to Licensed Products (but not relating to any other products of ABX) as compiled by ABX in the normal course of business in connection with the Development, commercialization or sale of any Licensed Product, within time frames consistent with IMMUNOGEN's reporting obligations under applicable laws and regulations. IMMUNOGEN agrees to provide ABX with Adverse Event information relating to any product containing any May Compound (but not any other products of IMMUNOGEN or such Third Party) that is compiled by IMMUNOGEN or any Third Party in the normal course of business in connection with the development, commercialization or sale of any such product, within time frames consistent with ABX's reporting obligations under applicable laws and regulations.

             3.2.3 CONFIDENTIAL INFORMATION. All reports, updates, Adverse Event and other information provided by one Party to the other Party under this Agreement (including under this Section 3), shall be considered Confidential Information of the disclosing Party, subject to the terms of Section 5.


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

         3.3 TECHNICAL ASSISTANCE BY IMMUNOGEN. In connection with the nonexclusive grant of rights to ABX under Section 2.1 above, and subject to the other terms of this Agreement, IMMUNOGEN shall provide ABX such information and materials comprising the IMMUNOGEN Background Technology and/or Licensed Patent Rights as ABX may reasonably request. Without limiting the generality of the foregoing, IMMUNOGEN shall provide all of such technical assistance within IMMUNOGEN's area of expertise concerning the Development and commercialization of Licensed Products as may be reasonably requested by ABX from time to time during the Term, provided that such technical assistance and expertise is within the scope of the IMMUNOGEN Background Technology and/or Licensed Patent Rights covered under this Agreement. Such technical assistance and expertise shall include, but not be limited to, visits by IMMUNOGEN personnel to ABX and visits by ABX personnel to IMMUNOGEN, at ABX's expense, at such times and for such periods of time as may be reasonably acceptable to the Parties. Additionally, at the reasonable request of ABX, IMMUNOGEN shall transfer all applicable IMMUNOGEN Background Technology, and provide such technical assistance, to such Third Party collaborator, sublicensee or contract manufacturer as ABX designates.

         3.4 JOINT PROCESS DEVELOPMENT COMMITTEE.

             3.4.1 MANDATE AND ESTABLISHMENT OF COMMITTEE. The Joint Process Development Committee ("JPDC") formed pursuant to the Option and License Agreement, shall serve as a forum for coordination and communication between the Parties with respect to Development (to the extent ABX requests the assistance or services of IMMUNOGEN) of manufacturing processes applicable to any May Compound or Licensed Product covered by this Agreement (including, without limitation, all process science and process development work, formulation work, and quality control/assurance work hereunder), to assist ABX in its exercise of its rights to make or have made Licensed Products under this Agreement. The input of the IMMUNOGEN representatives on the JPDC shall be reasonably considered by the JPDC; provided, however, that, all decisions of the JPDC shall be subject to the final approval of ABX.

             3.4.2 CHAIR OF COMMITTEE; MEETINGS. The chair of the JPDC shall be one of the ABX representatives on the JPDC, as designated by ABX. All decisions of the JPDC shall be subject to the approval of ABX. The JPDC shall meet on a semi-annual basis or other schedule agreed upon by the Parties, unless at least thirty (30) days in advance of any meeting there is a determination by the Chair of the JPDC that no new business or other activity has transpired since the previous meeting, and that there is no need for a meeting. In such instance, the next JPDC meeting shall also be scheduled as agreed upon by the Parties. The location of such meetings shall alternate between IMMUNOGEN's offices in the Cambridge, Massachusetts metropolitan area and ABX's offices in the Fremont, California metropolitan area unless otherwise agreed upon between the Parties. As agreed upon by the Parties, JPDC meetings may be face-to-face meetings or may be conducted through teleconferences and/or videoconferences. In addition to its JPDC representatives, each Party shall be entitled to have such additional number (as the Parties mutually agree) of other employees attend such meetings to present and participate, though not in a decision-making capacity. Each Party shall bear all costs and expenses, including travel and lodging expense, that may be incurred by its JPDC representatives


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

or other of its attendees at JPDC meetings. Minutes of each JPDC meeting will be transcribed and issued to the members of the JPDC by the Chair within thirty
(30) days after each meeting and shall be reviewed and modified as mutually required to obtain approval promptly thereafter.

         3.5 SUPPLY OF PRECLINICAL MATERIALS. In the event that, during the
Term of this Agreement, ABX desires IMMUNOGEN to supply ABX with quantities of Preclinical Materials in order to conduct all pre-clinical Development activities relating to Licensed Products, ABX shall provide IMMUNOGEN with written notice of same and the Parties shall negotiate in good faith and execute a supply agreement providing for such supply. IMMUNOGEN shall deliver all ordered amounts in accordance with advance ordering timeframes and delivery timeframes to be agreed upon by the Parties through such mutually acceptable written supply agreement for such purpose. In connection with any ordering of Preclinical Materials by ABX, IMMUNOGEN shall provide ABX promptly with IMMUNOGEN's good faith estimate of the Fully Burdened Manufacturing Cost for manufacture and supply of such Preclinical Materials. IMMUNOGEN's price to supply Preclinical Materials to ABX shall equal [______] of IMMUNOGEN's Fully Burdened Manufacturing Cost for such Preclinical Materials as approved by ABX. Nothing herein shall preclude ABX from making its own arrangements for manufacture and supply of Preclinical Materials on its own or with Third Parties. ABX hereby agrees that (a) it shall not use the Preclinical Materials in any human subject, and (b) it shall use the Preclinical Materials in compliance with all applicable federal, state and local laws and regulations.


         3.6 SUPPLY OF CLINICAL MATERIALS. In the event that, during the Term of this Agreement, IMMUNOGEN desires to supply ABX with quantities of Clinical Materials in order to conduct all human clinical trials of Licensed Products through the conclusion of Phase II Clinical Studies, ABX shall provide IMMUNOGEN with written notice of same and the Parties shall negotiate in good faith and execute a supply agreement providing for such supply. IMMUNOGEN shall deliver all ordered amounts in accordance with forecasting parameters, advance ordering timeframes and delivery timeframes to be agreed upon by the Parties such mutually acceptable written supply agreement for such purpose. In connection with any ordering of Clinical Materials by ABX, IMMUNOGEN shall provide ABX promptly with IMMUNOGEN's good faith estimate of the Fully Burdened Manufacturing Cost for manufacture and supply of such Clinical Materials. IMMUNOGEN's price to supply Clinical Materials to ABX shall equal [_______] of IMMUNOGEN's Fully Burdened Manufacturing Cost for such Clinical Materials as approved by ABX. Nothing herein shall preclude ABX from making its own arrangements for manufacture and supply of Clinical Materials on its own or with Third Parties. ABX hereby agrees that it shall use the Clinical Materials in compliance with all applicable federal, state and local laws. IMMUNOGEN shall provide ABX with all information, filings and assistance regarding manufacturing as reasonably requested by ABX in connection with applications for Regulatory Approvals.



Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                           4. PAYMENTS AND ROYALTIES

          4.1 LICENSE FEE. Within thirty (30) days after the Effective Date, ABX shall pay to IMMUNOGEN the nonrefundable, noncreditable license fee of [_________________ ____________________].

          4.2 MILESTONE PAYMENTS FOR LICENSED PRODUCTS.

              4.2.1 MILESTONES. ABX will make the following nonrefundable, noncreditable payments to IMMUNOGEN within thirty (30) days after the first achievement of each of the milestones set forth below:

         Milestone                                             Milestone Payment

         (a) [__________________________]                     [________________]

         (b) [__________________________]                     [________________]

         (c) [__________________________]                     [________________]

         (d) [__________________________]                     [________________]

         (e) [__________________________]                     [________________]

         (f) [__________________________]                     [________________]

         (g) [__________________________]                     [________________]



              4.2.2 If the milestone described in [________] is [___________ ___________] of the milestone described [_____________], then [__________] to
IMMUNOGEN hereunder of the milestone payment described [____________], [_______ _________________________________________] of the milestone payment described in
[_______________].

              4.2.3 It is hereby acknowledged and agreed that any milestone payment shall be made only once, with respect to the first achievement of the relevant milestone for the first Licensed Product, regardless of how many times such milestones are achieved by Licensed Products and regardless of how many times a particular Licensed Product achieves such milestones. ABX shall notify IMMUNOGEN of the achievement of milestones hereunder as provided in Section
3.2.1 above.


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

          4.3 PAYMENT OF ROYALTIES; ROYALTY RATES; ACCOUNTING FOR ROYALTIES AND RECORDS.

              4.3.1 ROYALTY PAYMENTS.

                    (a) In consideration of the grant of the license by IMMUNOGEN hereunder, and subject to the other terms of this Agreement (including the remainder of this Section 4), commencing on the first date of First Commercial Sale of each Licensed Product in such country or jurisdiction in the Territory, ABX shall pay to IMMUNOGEN the following royalties based on total Net Sales of each Licensed Product sold by ABX and/or its Affiliates, on an incremental basis in each calendar year during the Term, at the following rates:

         For Net Sales of Licensed Product                    Royalty Rate
         in any Calendar Year During the Term:                (% of Net Sales)
         ------------------------------------                 ----------------

         [_________________]                                      [_____]

         [_________________]                                      [_____]

                    (b) In consideration of the grant of the license by IMMUNOGEN hereunder, and subject to the other terms of this Agreement (including the remainder of this Section 4), commencing on the first date of First Commercial Sale of each Licensed Product in such country or jurisdiction in the Territory, ABX shall pay to IMMUNOGEN the following royalties based on total Net Sales of each Licensed Product sold by each Sublicensee, on an incremental basis in each calendar year during the Term, at a rate equal to [__________________________________________________________________ ________] in
consideration for the grant of the sublicense under the Licensed Patents and IMMUNOGEN Background Technology; provided, however, that the royalty rate under this Section 4.3.1(b) for any royalty period shall not be (i) less than [______________________ ___________________________________], or (ii) more than
[_________________________ _____________________________________].



                    4.3.2 [______________________]. Notwithstanding anything set forth in Section 4.3.1 above, [_______] set forth therein shall apply, [_________________________ ______________________________], to [_______] of
[______________________________ ____________] or
[__________________________________] would, [___________________
___________________________________________________________] (excluding any [___
______________________________________________]). Subject to the other terms of this Agreement, [__________________________________________________________]
where and as of when [____________] under Section 4.3.1 [_____________________]
this Section 4.3.2, [_________________] a
[_______________________________________] set forth in Section 4.3.1 for
[______] of [___________________________].


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                    4.3.3 [________________]. In the event that in any royalty period, [______], in order to [__________________________________] of this
Agreement [_______ _______] , is [________________________] to
[_____________________ ("_____________ ________] ") (a) to
[________________________________] in the [_____________] the [____
_____________] of a [_________________________________________________________
_________] and/or (b) to [_______________________________________] to the [_____
______________________________________] to [__________], in the [___________]
the [______________________] to [__________________] to an [___________] as part of a [____________________________________](as evidenced, to the
[_____________________ ___________], by [___________________]), then
[____________] the [_____] to [_________
________________________________________________________________] for [________
_____________] by [_____________] of [__________________]. Notwithstanding the
foregoing, such [____________________________________] for [______________] in
[_____ __________] to [____________________________________________] of
[__________ __________] in [____________].


                    4.3.4 [________________]. In determining [_______]of any
[________________] under this Agreement, [________]shall first [_________] in accordance with the definition of "Net Sales" above, then [________] by [___________] of the [________ _______________] in the [________________],
[____________________________________
____________________________________________________________________________] of
the [__________]. The [___________________] of the [______________] shall be for a [_______________] to that [_____________________________] and of the
[______________ _________]. When [__________________] is [_______] for the
[________________, _____ ____________________] a [___________________] for the
[_________________, _________ ____________] of [_________________] as are then
[_________] to all [_________________ __________________________] and having an
[___________________]; provided, however, that if
[____________________________________________], the Parties shall [___________
_________________________________________] and [______________________________
_______________________].

                    4.3.5 [______________________________________]. If IMMUNOGEN

[______________] or [_________________] a [_____] to a
____________________________________________ [_____] for a
[__________________________________________], then the [__________] set forth in this Section 4.3 that are [________] as a [______________________________________________ ________________________].

         4.4 ONE ROYALTY. Only one royalty, calculated at the highest applicable royalty rate under this Section 4, shall be payable to IMMUNOGEN hereunder for each sale of a Licensed Product.

         4.5 ROYALTY TERM. ABX shall pay royalties with respect to each Licensed Product on a country-by-country and Licensed Product-by-Licensed Product basis until [______ ___] (a) the [_________________] of [_____________]
of [_____________________________ ___________________________], or (b)
[_______________________] of the [____________


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

_____] of [______________] in [_________]. Following such royalty term, ABX shall have a fully paid-up, irrevocable, freely transferable and sublicensable license in such country under the relevant Licensed Patent Rights and IMMUNOGEN Background Technology, to research, develop, make, have made, use, have used, sell, offer for sale, have sold, import and have imported Licensed Products for any and all uses within the Field in such country.

          4.6 PAYMENT TERMS.

              4.6.1 PAYMENT OF MILESTONES; PAYMENT OF ROYALTIES; ROYALTY REPORTS. ABX shall make any milestone payments owed to IMMUNOGEN hereunder in United States Dollars, using the wire transfer provisions of this Section 4.6. ABX shall make any royalty payments owed to IMMUNOGEN in United States Dollars, [__________________________ __________________________________________] for
which such royalties accrue (as provided in the next sentence), using the wire transfer provisions of this Section 4.6. For purposes of determining when a sale of any Licensed Product occurs under this Agreement, royalties shall accrue on the date of the invoice to the purchaser of the Licensed Product. Each royalty payment shall be accompanied by a report for each country in the Territory in which sales of Licensed Products occurred in the calendar quarter covered by such statement, specifying: the gross sales (if available) and Net Sales in each country's currency; the applicable royalty rate under this Agreement; the royalties payable in each country's currency, including an accounting of deductions taken in the calculation of Net Sales; the applicable exchange rate to convert from each country's currency to United States Dollars under this
Section 4.6; and the royalties payable in United States Dollars.

              4.6.2 FOREIGN CURRENCY EXCHANGE. All royalties shall be payable in full in the United States in United States Dollars, regardless of the countries in which sales are made. For the purpose of computing Net Sales for Licensed Products sold in any currency other than United States Dollars, the quarterly royalty payment will be calculated as follows:

          (A/B) x C = United States Dollars royalty payment on foreign current sales, where A = foreign "Net Sales" (as defined above) per quarter; B = foreign exchange conversion rate, expressed in local currency per United States Dollar (using as the applicable foreign exchange rate the rate published in the western edition of The Wall Street Journal, under the heading "Money Rates," or any other mutually agreed upon source, for the last business day of the calendar quarter); and C = the royalty rate applicable to such Net Sales under this Agreement.

              4.6.3 TAX WITHHOLDING; RESTRICTIONS ON PAYMENT. All payments hereunder shall be made free and clear of any taxes, duties, levies, fees or charges, except for withholding taxes (to the extent applicable). ABX shall make any applicable withholding payments due on behalf of IMMUNOGEN and shall promptly provide IMMUNOGEN with such written documentation of any such payment as available to ABX relating to an application by IMMUNOGEN for a foreign tax credit for such payment with the United States Internal Revenue Service. If by law, regulations or fiscal policy of a particular country in the Territory, remittance of royalties in United States Dollars is restricted or forbidden, written notice thereof shall


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

promptly be given to IMMUNOGEN, and payment of the royalty shall be made by the deposit thereof in local currency to the credit of IMMUNOGEN in a recognized banking institution reasonably designated by IMMUNOGEN by written notice to ABX. When in any country in the Territory the law or regulations prohibit both the transmittal and the deposit of royalties on sales in such country, royalty payments shall be suspended for as long as such prohibition is in effect and as soon as such prohibition ceases to be in effect, all royalties that ABX would have been under an obligation to transmit or deposit but for the prohibition shall forthwith be deposited or transmitted, to the extent allowable.

              4.6.4 WIRE TRANSFERS. All payments hereunder shall be made to IMMUNOGEN by bank wire transfer in immediately available funds to the account designated by IMMUNOGEN by written notice to ABX from time to time.

          4.7 RECORDS RETENTION; REVIEW.

               4.7.1 ROYALTIES. Commencing as of the date of First Commercial Sale of the first Licensed Product, ABX and its Sublicensees shall keep for at least [___________] from the end of the calendar year to which they pertain complete and accurate records of sales by ABX or its Sublicensees, as the case may be, of each Licensed Product, in sufficient detail to allow the accuracy of the royalties to be confirmed.

               4.7.2 FULLY BURDENED MANUFACTURING COSTS. Commencing as of the Effective Date, IMMUNOGEN shall keep for at least [_________] following the end of the calendar year to which they pertain complete and accurate records of all of IMMUNOGEN's Fully Burdened Manufacturing Costs for Preclinical Materials and Clinical Materials supplied to ABX (or its Sublicensee) hereunder, in sufficient detail to allow the accuracy of the Fully Burdened Manufacturing Costs to be confirmed.

               4.7.3 REVIEW. Subject to the other terms of this Section 4.7.3, at the request of either Party, upon at least thirty (30) days' prior written notice from the requesting Party, and at the expense of the requesting Party (except as otherwise provided herein), the other Party shall permit an independent certified public accountant of nationally recognized standing reasonably selected by the requesting Party and reasonably acceptable to the other Party to inspect (during regular business hours) the relevant records required to be maintained by the other Party under this Section 4.7. At IMMUNOGEN's request (which shall not be made more frequently than once per year during the Term), the accountant shall be entitled to review the then-preceding [_______] of ABX's records under this Section 4.7 for purposes of verifying ABX's royalty calculations. At ABX's request (which shall not be made more frequently than once per year during the Term), the accountant shall be entitled to review the then-preceding [__________] of IMMUNOGEN's records under this
Section 4.7 for purposes of verifying IMMUNOGEN's Fully Burdened Manufacturing Cost calculations. In every case the accountant must have previously entered into a confidentiality agreement with both Parties substantially similar to the provisions of Section 5 and limiting the disclosure and use of such information by such accountant to authorized representatives of the Parties and the purposes germane to this Section 4.7. Such accountant shall report to the Parties only whether or not such calculations are


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

correct and the amount of any discrepancy. No other information shall be shared. Results of any such review shall be binding on both Parties absent manifest error. Each Party agrees to treat the results of any such accountant's review of the other Party's records under this Section 4.7 as Confidential Information of the other Party subject to the terms of Section 5. If any review reveals a deficiency in the calculation of royalties resulting from any underpayment by ABX, ABX shall promptly pay IMMUNOGEN the amount remaining to be paid, and if such underpayment is by [______________] or more, ABX shall pay the reasonable out-of-pocket costs and expenses of the review. If any review reveals a deficiency in the calculation of Fully Burdened Manufacturing Costs resulting from any overpayment by ABX, IMMUNOGEN shall promptly refund ABX the amount of any such overpayment, and if such overpayment is by [___ ____________] or more, IMMUNOGEN shall pay the reasonable out-of-pocket costs and expenses of the review.

                    5. TREATMENT OF CONFIDENTIAL INFORMATION

          5.1 CONFIDENTIAL INFORMATION. During the Term of this Agreement, each Party may disclose to the other Party confidential information, including but not limited to IMMUNOGEN Background Technology, Research Inventions, Research Data and Research Materials. Such information of the disclosing Party hereunder, if so identified in writing by the disclosing Party to the receiving Party either pursuant to this Section 5.1 or otherwise upon disclosure to the receiving Party, shall be "Confidential Information" of the disclosing Party. During the Term of this Agreement and during the term of any License Agreement, and for a period of five (5) years thereafter, except as expressly permitted hereunder, the receiving Party shall keep confidential all such Confidential Information of the other Party and will not disclose such Confidential Information of the other Party to Third Parties by publication or otherwise. Each Party further agrees not to use Confidential Information of the other Party for any purpose other than conducting research hereunder or exercising any rights granted to it or reserved by it hereunder. Upon any termination or expiration of this Agreement, upon request, a Party shall return to a requesting Party all copies of any of such requesting Party's Confidential Information which is not the subject of a License Agreement or the grant of a license hereunder, provided that it may retain one copy for its legal files. Notwithstanding the foregoing, it is understood and agreed that the receiving Party's obligations of confidentiality and nonuse herein shall not apply to any information which:

               (a) is, at the time of disclosure by the disclosing Party hereunder, or thereafter becomes, a part of the public domain or publicly known or available through no fault or negligence of the receiving Party or any of its Affiliates; or

               (b) was otherwise in the receiving Party's lawful possession prior to disclosure by the disclosing Party, other than under an obligation of confidentiality; or

               (c) was independently discovered or developed by the receiving Party or any of its Affiliates, without use of the other Party's Confidential Information, as can be demonstrated by competent proof; or


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

               (d) is lawfully disclosed to the receiving Party or any of its Affiliates on a non-confidential basis by a third party who is not in violation of an obligation of confidentiality to the disclosing Party relative to such information.

     Each Party may disclose information to the extent such disclosure is reasonably necessary in (i) filing and prosecuting patent applications and maintaining patents, or (ii) filing, prosecuting or defending litigation or
(iii) complying with applicable laws, regulations or court orders; provided, however, that if a Party is required to make any such disclosure of the other Party's Confidential Information or the terms of this Agreement, it will give reasonable advance notice to the other Party of such disclosure requirement and will use reasonable efforts to assist such other Party in efforts to secure confidential treatment of such information required to be disclosed.

          5.2 PUBLICITY. A Party may not use the name of the other Party in any publicity or advertising and, except as provided in Section 5.1, may not issue a press release or otherwise publicize or disclose any information related to the other Party's activities under this Agreement or the terms or conditions hereof, without the prior written consent of the other Party. Prior to execution of this Agreement, the parties have agreed upon the substance of information that can be used to describe the terms and conditions of this Agreement, and each party may disclose such information, as modified by mutual written agreement the parties, without the consent of the other party. Once any written statement is approved for disclosure by both Parties, either Party may make subsequent public disclosures of the contents of such statement without the further approval of the other Party. Nothing in the foregoing, however, shall prohibit a Party from making such disclosures to the extent deemed necessary under applicable federal or state securities laws or any rule or regulation of any nationally recognized securities exchange; provided, however, that such party shall provide written notice thereof to the other party, consult with the other party with respect to such disclosure and provide the other party sufficient opportunity to comment on or object to any such disclosure or to request confidential treatment thereof.

              6. PROVISIONS CONCERNING THE FILING, PROSECUTION AND
                          MAINTENANCE OF PATENT RIGHTS

          6.1 PATENT FILING, PROSECUTION AND MAINTENANCE. Subject to the other terms of this Section 6.1, IMMUNOGEN shall have the right to prepare, file, prosecute, obtain and maintain, at its sole cost and expense, all Licensed Patent Rights. Any such preparation, filing, prosecution and maintenance shall be conducted with commercially reasonable diligence by IMMUNOGEN, using patent counsel selected by IMMUNOGEN and reasonably acceptable to ABX. IMMUNOGEN (i) will provide ABX with a copy of any proposed patent application within Licensed Patent Rights for review and comment reasonably in advance of filing (which shall under no circumstances be in excess of thirty (30) days), and (ii) will keep ABX reasonably informed of the status of such filing, prosecution and maintenance, including, without limitation, (A) by providing ABX with copies of all communications received from or filed in patent office(s) with respect to such filing, and (B) by providing ABX, a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such of any such filing


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

(including the substantially narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country), with prior written notice of such proposed action or inaction so that ABX has a reasonable opportunity to review and comment. [______ __________] for [______] of [_________________________________________________ ______] with respect to [________________] shall be [______________________________
________]. If IMMUNOGEN fails to undertake the filing(s) of any patent application or submission with respect to any invention under such Licensed Patent Rights, then not less than ninety (90) days prior to the last date for making the applicable filing or submission to preserve rights under such patent application, ABX may undertake such filing(s) at its own expense, in which case IMMUNOGEN will assign to ABX all of its rights to such patent application and invention and any subsequently issued patent thereon, each of which thereafter will be owned solely by ABX.

          6.2 NOTICE OF INFRINGEMENT. If, during the Term of this Agreement, either Party learns of any actual, alleged or threatened infringement by a Third Party of any Licensed Patent Rights under this Agreement, such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement.

          6.3 INFRINGEMENT OF PATENT RIGHTS. IMMUNOGEN shall have the first right (but not the obligation), at its own expense and with legal counsel of its own choice, to bring suit (or take other appropriate legal action) against any actual, alleged or threatened infringement of the Licensed Patent Rights caused by the research, development, manufacture, use, offer for sale, sale or import of Licensed Products. ABX shall have the right, at its own expense, to be represented in any such action by IMMUNOGEN by counsel of ABX's own choice; provided, however, that under no circumstances shall the foregoing affect the right of IMMUNOGEN to control the suit as described in the first sentence of this Section 6.3. If IMMUNOGEN does not file any action or proceeding against such infringement within one hundred twenty (120) days after the later of (i) IMMUNOGEN's notice to ABX under Section 6.2 above, (ii) ABX's notice to IMMUNOGEN under Section 6.2 above, or (iii) a written request from ABX to take action with respect to such infringement, then ABX shall have the right (but not the obligation), at its own expense, to bring suit (or take other appropriate legal action) against such actual, alleged or threatened infringement, with legal counsel of its own choice. Any damages, monetary awards or other amounts recovered, whether by judgment or settlement, pursuant to any suit, proceeding or other legal action taken under this Section 6.3, shall applied as follows:

               6.3.1 First, to reimburse the Parties for their respective costs and expenses (including reasonable attorneys' fees and costs) incurred in prosecuting such enforcement action;

               6.3.2 Second, [_________________________________] associated with

[_________________] and to [_________________________________________] based on
[_______________]


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

               6.3.3 Third, any amounts remaining shall be allocated as follows:
(a) if IMMUNOGEN is the Party bringing such suit or proceeding or taking such other legal action, [_________________________], (b) if ABX is the Party bringing such suit or proceeding or taking such other legal action, [______________________], and (c) if the suit is brought jointly, [________________________].

If a Party brings any such action or proceeding hereunder, the other Party agrees to be joined as party plaintiff if necessary to prosecute such action or proceeding, and to give the Party bringing such action or proceeding reasonable assistance and authority to file and prosecute the suit; provided, however, that neither Party shall be required to transfer any right, title or interest in or to any property to the other Party or any Third Party to confer standing on a Party hereunder.

          6.4 THIRD PARTY PATENTS. If any Third Party claims that a patent it owns or controls claims any aspect of a Licensed Product or its manufacture, use or sale, the Party with notice of such claim shall notify the other Party promptly, and the Parties shall as soon as practicable thereafter discuss in good faith regarding a response.

          6.5 TRADEMARKS. All Licensed Products shall be sold under one (1) or more trademarks and tradenames selected by ABX (or its Sublicensee) in the Territory. IMMUNOGEN shall notify ABX promptly upon learning of any actual, alleged or threatened infringement of a trademark or tradename applicable to a Licensed Product in the Territory, or of any unfair trade practices, trade dress imitation, passing off of counterfeit goods, or like offenses in the Territory. All of the costs, expenses and legal fees in bringing, maintaining and prosecuting any action to maintain, protect or defend any trademarks or tradenames owned by ABX (or its Sublicensee) hereunder, and any damages or other recovery, shall be ABX's (or its Sublicensee's) sole responsibility, and taken in its sole discretion.

                            7. TERM AND TERMINATION

          7.1 TERM; EXPIRATION. The term of this Agreement shall expire upon the expiration of the final royalty payment obligation under Section 4.5 above. Upon such expiration of the Term of this Agreement, ABX shall have a fully paid-up, irrevocable, freely transferable and sublicensable license in such country under the relevant Licensed Patent Rights and IMMUNOGEN Background Technology, to research, develop, make, have made, use, have used, sell, offer for sale, have sold, import and have imported Licensed Products, for any and all uses within the Field in the Territory.

          7.2 TERMINATION. Subject to the other terms of this Agreement:

              7.2.1 BREACH. This Agreement and the rights and options granted herein may be terminated by either Party upon any material breach by the other Party of any material obligation or condition, effective [____________] after giving written notice to the breaching Party of such termination in the case of a payment breach and [_____________] after giving written notice to the breaching Party of such termination in the case of any other breach, which notice shall describe such breach in reasonable detail. The foregoing notwithstanding, if such


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

default or breach is cured or shown to be non-existent within the aforesaid [______] or [_____ ______] period, the notice shall be automatically withdrawn and of no effect. However, prior to giving any notice for breach, the Parties shall first attempt to resolve any disputes as to the existence of any breach as set forth in Section 8.14.

               7.2.2 UNILATERAL TERMINATION BY ABX. ABX, in its sole discretion, at any time may terminate this Agreement, and the rights and obligations hereunder, or may remove any Licensed Product and the licenses related thereto from operation of this Agreement, in any case effective [_____________] after written notice thereof to IMMUNOGEN. In the event of any termination under this
Section 7.2.2 only as to a Licensed Product, the consequences set forth in
Section 7.3 below relating to termination of the Agreement under this Section
7.2.2 shall apply only with respect to such terminated Licensed Product, and this Agreement and the rights and obligations hereunder shall continue in full force and effect as to any and all other Licensed Products.

          7.3 EFFECTS OF TERMINATION.

               7.3.1 Upon any termination of this Agreement by IMMUNOGEN under
     Section 7.2.1 or by ABX under Section 7.2.2, as of the effective date of such termination, all relevant licenses and sublicenses granted by IMMUNOGEN to ABX hereunder shall terminate automatically. Notwithstanding the foregoing, (a) no such termination of this Agreement shall be construed as a termination of any valid sublicense of any Sublicensee hereunder, and thereafter each such Sublicensee shall be considered a direct licensee of IMMUNOGEN, provided that (i) such Sublicensee is then in full compliance with all terms and conditions of its sublicense, (ii) all accrued payments obligations to IMMUNOGEN have been paid, and (iii) such Sublicensee agrees in writing to assume all applicable obligations of ABX under this Agreement, and (b) ABX and its Sublicensees shall have the right, for [__________] or such longer time period (if any) on which the Parties mutually agree in writing, to sell or otherwise dispose of all Licensed Products then on hand, with royalties to be paid to IMMUNOGEN on all Net Sales of such Licensed Products as provided for in this Agreement. Nothing set forth in this Section 7 or any other provision of this Agreement shall entitle IMMUNOGEN to any ownership interest in, or to any license under or other rights with respect to (including any rights to use or request any transfer to IMMUNOGEN or any Third Party), any Confidential Information of ABX or any Technology or Patent Rights owned by ABX under this Agreement.

               7.3.2 Upon any termination of this Agreement by ABX under Section 7.2.1, as of the effective date of such termination, ABX thereafter automatically shall have a fully sublicensable, fully paid up (subject to the remainder of this Section 7.3.2), nonexclusive license in the Territory under the Licensed Patent Rights and IMMUNOGEN Background Technology, to research, develop, make, have made, use, have used, sell, offer for sale, have sold, import and have imported Licensed Products, for any and all uses within the Field in the Territory, provided that ABX shall pay, for the remainder of the royalty term under Section 4.5 above, in lieu of any payments including milestones or royalties it would otherwise owe to IMMUNOGEN under this Agreement, a royalty equal to [______________________


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

________________________] with respect to the Licensed Product under Section 4 of this Agreement.

          7.4 REMEDIES. Except as otherwise expressly set forth in this Agreement, the termination provisions of this Section 7 are in addition to any other relief and remedies available to either Party at law.

          7.5 SURVIVING PROVISIONS. Notwithstanding any provision herein to the contrary, the rights and obligations of the Parties set forth in Sections 4.7, 5, 6, 7.3, 7.4, 8.3, 8.4, 8.7, 8.14, 8.16, 8.17, 8.18 and 8.19 hereof, as well as any rights or obligations otherwise accrued hereunder (including any accrued payment obligations), shall survive the expiration or termination of the Term of this Agreement. Without limiting the generality of the foregoing, ABX shall have no obligation to make any milestone or royalty payment to IMMUNOGEN that has not accrued prior to the effective date of any termination of this Agreement, but shall remain liable for all such payment obligations accruing prior to the effective date of such termination.

                                8. MISCELLANEOUS

          8.1 IMMUNOGEN REPRESENTATIONS. IMMUNOGEN represents and warrants to ABX that: (a) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate IMMUNOGEN corporate action; (b) this Agreement is a legal and valid obligation binding upon IMMUNOGEN and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which IMMUNOGEN is a party or by which it is bound; (c) IMMUNOGEN has the full right and legal capacity to grant the rights to ABX pursuant to Section 2 above without violating the rights of any Third Party; (d) IMMUNOGEN is the sole owner or exclusive licensee of the IMMUNOGEN Background Technology; (e) IMMUNOGEN is not aware of any Third Party patent, patent application or other intellectual property rights that would be infringed (i) by practicing any process or method or by making, using or selling any composition which is claimed or disclosed in, or which constitutes, IMMUNOGEN Background Technology, or (ii) by making, using, offering for sale, selling or importing Licensed Products; and (f) IMMUNOGEN is not aware of any infringement or misappropriation by a Third Party of the IMMUNOGEN Background Technology.

          8.2 ABX REPRESENTATIONS. ABX represents and warrants to IMMUNOGEN that: (a) the execution and delivery of this Agreement and the performance of the transactions contemplated hereby have been duly authorized by all appropriate ABX corporate action; (b) this Agreement is a legal and valid obligation binding upon ABX and enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Parties does not conflict with any agreement, instrument or understanding to which ABX is a party of or by which it is bound; and (c) ABX has the full right and legal capacity to grant the rights to IMMUNOGEN pursuant to Section 2 above without violating the rights of any Third Party.


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

          8.3 NO WARRANTIES.

               8.3.1 Nothing in this Agreement is or shall be construed as:

                    (a) a warranty or representation by either Party as to the validity or scope of any patent application or patent licensed hereunder;

                    (b) a warranty or representation that anything made, used, sold or otherwise disposed of under any license granted pursuant to this Agreement is or will be free from infringement of patents, copyrights, and other rights of third parties.

               8.3.2 Except as expressly set forth in this Agreement, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR OF NON-INFRINGEMENT OF ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS OF THIRD PARTIES, OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.

          8.4 [______]. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, [________________] WILL BE __________ [_________________] TO
[__________________] OF THIS AGREEMENT [___________________________
_________________________________________________] OR [_________________] FOR
(I) [___________________________________________________________________] OR
[____________________] OR (II) [____________________________________________
__________________________.

          8.5 NOTICES. Any notices, requests, deliveries, approvals or consents required or permitted to be given under this Agreement to ABX or IMMUNOGEN shall be in writing and shall be effective on receipt when delivered to the applicable address specified below (or to such other address as may be specified in writing to the other Party hereto):

           If to IMMUNOGEN:  IMMUNOGEN, Inc.
                             128 Sidney Street
                             Cambridge, MA 02139
                             Attn: Chief Executive Officer

            With a copy to:  Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.
                             One Financial Center
                             Boston, MA  02111
                             Attn: Jeffrey M. Wiesen, Esq
                             Telecopy:  617-542-2241


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                 If to ABX:  Abgenix, Inc.
                             7601 Dumbarton Circle
                             Fremont, California 94555
                             Attn: President

            With a copy to:  Gray Cary Ware & Freidenrich LLP
                             4365 Executive Drive, Suite 1600
                             San Diego, California 92121-2189
                             Attn: Mark R. Wicker

          8.6 GOVERNING LAW. This Agreement will be construed, interpreted and applied in accordance with the laws of the Commonwealth of Massachusetts (excluding its body of law controlling conflicts of law).

          8.7 LIMITATIONS. Except as set forth elsewhere in this Agreement, neither Party grants to the other Party any right or license to any of its intellectual property.

          8.8 ENTIRE AGREEMENT. This is the entire Agreement between the Parties with respect to the subject matter hereof and supersedes all prior representations, understandings and agreements between the Parties with respect to the subject matter hereof. No modification shall be effective unless in writing with specific reference to this Agreement and signed by the Parties.

          8.9 WAIVER. The terms or conditions of this Agreement may be waived only by a written instrument executed by the Party waiving compliance. The failure of either Party at any time or times to require performance of any provision hereof shall in no manner affect its rights at a later time to enforce the same. No waiver by either Party of any condition or term shall be deemed as a continuing waiver of such condition or term or of another condition or term.

          8.10 HEADINGS. Section and subsection headings are inserted for convenience of reference only and do not form part of this Agreement.

          8.11 ASSIGNMENT. Neither this Agreement nor any right or obligation hereunder may be assigned, delegated or otherwise transferred , in whole or part, by either party without the prior express written consent of the other; provided, however, that either party may, without the written consent of the other, assign this Agreement and its rights and delegate its obligations hereunder to its Affiliates, or in connection with the transfer or sale of all or substantially all of such party's assets or business related to this Agreement, or in the event of its merger, consolidation, change in control or similar transaction. Any permitted assignee shall assume all obligations of its assignor under this Agreement. Any purported assignment in violation of this
Section 8.11 shall be void. The terms and conditions of this Agreement shall be binding upon and inure to the benefit of the permitted successors and assigns of the parties.

          8.12 FORCE MAJEURE. Neither Party shall be liable for failure of or delay in performing obligations set forth in this Agreement, and neither shall be deemed in breach of its obligations, if such failure or delay is due to natural disasters or any causes beyond the


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

reasonable control of such Party. In event of such force majeure, the Party affected thereby shall use reasonable efforts to cure or overcome the same and resume performance of its obligations hereunder.

          8.13 CONSTRUCTION. The Parties hereto acknowledge and agree that: (i) each Party and its counsel reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto and not in favor of or against any Party, regardless of which Party was generally responsible for the preparation of this Agreement.

          8.14 DISPUTES.

               8.14.1 The Parties recognize that a bona fide dispute as to certain matters may from time to time arise during the term of this Agreement which relates to either Party's rights and/or obligations hereunder. In the event of the occurrence of such a dispute, either Party may, by written notice to the other Party, have such dispute referred to their respective senior officials designated below or their successors, for attempted resolution by good faith negotiations within thirty (30) days after such notice is received. Said designated senior officials are as follows:

         For ABX: Chief Executive Officer

         For IMMUNOGEN: Chief Executive Officer

         In the event the designated senior officials are not able to resolve such dispute within the thirty (30) day period, either Party may invoke the provisions of Section 8.14.2.

               8.14.2 Any dispute, controversy or claim initiated by either Party arising out of, resulting from or relating to this Agreement, or the performance by either Party of its obligations under this Agreement (other than bona fide third party actions or proceedings filed or instituted in an action or proceeding by a Third Party against a Party), whether before or after termination of this Agreement, shall be finally resolved by binding arbitration. Whenever a Party shall decide to institute arbitration proceedings, it shall give written notice to that effect to the other Party. Any such arbitration shall be conducted under the Commercial Arbitration Rules of the American Arbitration Association by a panel of three arbitrators appointed in accordance with such rules. Any such arbitration shall be held in Boston, Massachusetts if initiated by ABX, and in San Francisco, California if initiated by IMMUNOGEN. The method and manner of discovery in any such arbitration proceeding shall be governed by California Code of Civil Procedure ss. 1282 ET SEQ. (including without limitation California Code of Civil Procedure ss. 1283.05). The arbitrators shall have the authority to grant specific performance and to allocate between the parties the costs of arbitration in such equitable manner as they determine. Judgment upon the award so rendered may be entered in any court having jurisdiction or application may be made to such court for judicial acceptance of any award and an order of


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

enforcement, as the case may be. In no event shall a demand for arbitration be made after the date when institution of a legal or equitable proceeding based upon such claim, dispute or other matter in question would be barred by the applicable statute of limitations. Notwithstanding the foregoing, either Party shall have the right, without waiving any right or remedy available to such Party under this Agreement or otherwise, to seek and obtain from any court of competent jurisdiction any interim or provisional relief that is necessary or desirable to protect the rights or property of such Party, pending the selection of the arbitrators hereunder or pending the arbitrators' determination of any dispute, controversy or claim hereunder.

          8.15 SEVERABILITY. If any provision(s) of this Agreement are or become invalid, are ruled illegal by any court of competent jurisdiction or are deemed unenforceable under then current applicable law from time to time in effect during the Term hereof, it is the intention of the Parties that the remainder of this Agreement shall not be affected thereby provided that a Party's rights under this Agreement are not materially affected. The Parties hereto covenant and agree to renegotiate any such term, covenant or application thereof in good faith in order to provide a reasonably acceptable alternative to the term, covenant or condition of this Agreement or the application thereof that is invalid, illegal or unenforceable, it being the intent of the Parties that the basic purposes of this Agreement are to be effectuated.

          8.16 STATUS. Nothing in this Agreement is intended or shall be deemed to constitute a partner, agency, employer-employee, or joint venture relationship between the Parties.

          8.17 INDEMNIFICATION.

               8.17.1 ABX Indemnity. ABX shall [______________] and [________
___________________________________________ __________________] and [_____] and
[___________________________________] (the "Indemnitees") [____________________
______________________] (including [___________________] and [______________])
[_________] or [_______________________], or [________], in connection with
[__________ ______________________________________], including, without limitation, [____________ _______________________] (but
[__________________________________________ ________], which are
[_______________]), to the extent arising out of (i) [_____________
_______________] in the [_____________________________________________________
___________________________] of [_______________(____________________)
_______________________________________] under this Agreement, (ii)
[_____________] of this Agreement [______], or (iii)
[___________________________] of the [________], in any [______] under this
Section 8.17.1 except to [_______________________________] therefor under
Section 8.17.2 below.

               8.17.2 IMMUNOGEN INDEMNITY. Subject to Section 8.17.1 above, IMMUNOGEN shall indemnify, defend and hold harmless ABX, its Affiliates and their respective directors, officers, employees, and agents, and their respective successors, heirs and assigns (also the "Indemnitees"), from and against any liability, damage, loss or expense (including reasonable attorneys' fees and expenses of litigation) incurred by or imposed upon


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

such Indemnitees, or any of them, in connection with any Third Party claims, suits, actions, demands or judgments, including, without limitation, personal injury and product liability matters (but excluding any patent, trademark or tradename infringement matters, which are governed by Section 6 above), to the extent arising out of (i) any actions or omissions of IMMUNOGEN or subcontractor of IMMUNOGEN in the development, testing, production, manufacture or supply of any Licensed Product (or any component thereof) manufactured and supplied by IMMUNOGEN or any subcontractor of IMMUNOGEN under this Agreement, (ii) any material breach of this Agreement by IMMUNOGEN, or (iii) gross negligence or willful misconduct on the part of IMMUNOGEN.

          8.18 INDEMNIFICATION PROCEDURES. In the event that any Indemnitee is seeking indemnification under Section 8.17 above from a Party (the "Indemnifying Party"), the other Party shall notify the Indemnifying Party of such claim with respect to such Indemnitee as soon as reasonably practicable after the Indemnitee receives notice of the claim, and the Party (on behalf of itself and such Indemnitee) shall permit the Indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration) and shall cooperate as requested (at the expense of the Indemnifying Party) in the defense of the claim. The indemnification obligations under Section 8.17 shall not apply to amounts paid in settlement of any claim, demand, action or other proceeding if such settlement is effected without the consent of the Indemnifying Party, which consent shall not be withheld or delayed unreasonably. The Indemnitee, its employees and agents, shall reasonably cooperate with the Indemnifying Party and its legal representatives in the investigation of any claim, demand, action or other proceeding covered by Section 8.17.

          8.19 SECTION 365(n). All licenses granted under this Agreement are deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of right to "intellectual property" as defined in Section 101 of such Code. The Parties agree that the licensee may fully exercise all of its rights and elections under the U.S. Bankruptcy Code, regardless of whether either Party files for bankruptcy in the United States or other jurisdiction. The Parties further agree that, in the event a licensee elects to retain its rights as a licensee under such Code, the licensee shall be entitled to complete access to any technology licensed to it hereunder and all embodiments of such technology. Such embodiments of the technology shall be delivered to the licensee not later than:

               8.19.1 the commencement of bankruptcy proceedings against the licensor, upon written request, unless the licensor elects to perform its obligations under the Agreement, or

               8.19.2 if not delivered under Section 8.19.1 above, upon the rejection of this Agreement by or on behalf of the licensor, upon written request.

          8.20 FURTHER ASSURANCES. Each Party agrees to execute, acknowledge and deliver such further instructions, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

          8.21 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8.22 [__________________].

               8.22.1 If [_____________________________] or [___________] to a
[_____________] a [__________] under the [_________________] or
[_________________ ____________________] to
[____________________________________________________
_______________________________________________________].

               8.22.2 If the [______________________] of [___________________]
are [___________ (________)] to [___________] than the [_____________________]
hereunder are to [___________________________] in the [______________________
_____________________________________________] of [________________________
_______] after [_______] of any [__________], if [_____________________________]
of [________], the [______________________] of this Agreement shall be
[_________________] to [_____] to [____________________________]. If
[____________________] as set forth in this Section 8.22.2 [_________________], then [_____________] in accordance with this Section 8.22 with respect to a [______________________] shall [___________].


               8.22.3 If [___________________] that the [______________________]
of [____________________] are [______________(_____________)] than the
[___________ _________________] are to [____], then
[___________________________________________ _____] an
[______________________(____________] and [_______________] to [__________] and
[_____________________________________________] as may be reasonably requested
[______________]) to have [________] and [__________________ ______] at
[____________________________________] and to [________] whether such
[_________________________________________] are [___________(_____________])
than the [_____________________________] are to [____] (without disclosing to
[___] the [__________] or [__________________________] of
[____________________]). In the event of [____________________________] as to
[______________________________________ ______ (_____________)], then
[_____________] shall be [_________________________ ______________].

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representative in two (2) originals.

ABGENIX, INC.                               IMMUNOGEN, INC.

By: ______________________________        By: ______________________________
Title: ___________________________        Title: ___________________________


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.

                                   SCHEDULE I

                             LICENSED PATENT RIGHTS

[_________________________________]


---------------------------------------------------------------------------------------------------------------------------------
Attorney          Country          Appl. No.           Filing Date      Priority Date   Patent No.      Issue Date   Exp. Date
Reference No.
---------------------------------------------------------------------------------------------------------------------------------

[________]        [________]       [________]          [________]                       [________]
---------------------------------------------------------------------------------------------------------------------------------
[________]        [________]       [________]          [________]       [________]      [________]      [________]     [________]

---------------------------------------------------------------------------------------------------------------------------------
[________]        [________]       [________]          [________]       [________]      [________]      [________]     [________]


---------------------------------------------------------------------------------------------------------------------------------
[________]        [________]*      [________]          [________]       [________]      [________]      [_______]    [______]
---------------------------------------------------------------------------------------------------------------------------------
                  *[________]
---------------------------------------------------------------------------------------------------------------------------------
[________]        [________]       [________]          [________]       [________]      [________]
---------------------------------------------------------------------------------------------------------------------------------
[________]        [________]       [________]          [________]       [________]      [________]
---------------------------------------------------------------------------------------------------------------------------------

[________________________________________________________________________]

---------------------------------------------------------------------------------------------------------------------------------
Attorney          Country          Appl. No.           Filing Date      Priority Date   Patent No.      Issue Date   Exp. Date
Reference No.

---------------------------------------------------------------------------------------------------------------------------------
[________]        [________]
                                   [________]          [________]                       [________]
---------------------------------------------------------------------------------------------------------------------------------

[-------------------------]
---------------------------------------------------------------------------------------------------------------------------------
Attorney          Country          Appl. No.           Filing Date      Priority Date   Patent No.      Issue Date   Exp. Date
Reference No.
---------------------------------------------------------------------------------------------------------------------------------
[________]
                  [________]      [________]           [________]                       [________]
---------------------------------------------------------------------------------------------------------------------------------


Portions of this Exhibit were omitted and have been filed separately with the Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.